UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    --------

                                   FORM N-CSR
                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-08572

                               BISHOP STREET FUNDS
               (Exact name of registrant as specified in charter)
                                    --------


                                 2 Oliver Street
                                Boston, MA 02109
                    (Address of principal executive offices)

                                 SEI Investments
                            One Freedom Valley Drive
                                 Oaks, PA 19456
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-610-254-1000

                   DATE OF FISCAL YEAR END: DECEMBER 31, 2005

                   DATE OF REPORTING PERIOD: DECEMBER 31, 2005

ITEM 1.    REPORTS TO STOCKHOLDERS.

[GRAPHIC OMITTED]

                                                       BISHOP STREET
                                                           FUNDS


                                                  ANNUAL REPORT

                                                  DECEMBER 31, 2005


                                                  LARGE CAP GROWTH FUND

                                                  STRATEGIC GROWTH FUND

                                                  TAX MANAGED EQUITY FUND

                                                  HIGH GRADE INCOME FUND

                                                  HAWAII MUNICIPAL BOND FUND

                                                  MONEY MARKET FUND

                                                  TREASURY MONEY MARKET FUND


                                                  INVESTMENT ADVISER

                                                  BISHOP STREET

                                                  CAPITAL MANAGEMENT

                                                          [LOGO]
                                                          BISHOP
                                                          STREET
                                                          FUNDS

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds' Forms N-Q are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities is available without charge, by calling 1-800-262-9565 or by visiting the Commission's website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, by calling 1-800-262-9565 or by visiting the Funds' website at http://www.bishopstreetfunds.com or the website of the Securities and Exchange Commission.

--------------------------------------------------------------------------------
                                  BISHOP STREET
                                TABLE OF CONTENTS
                                      FUNDS
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS ...............................................       2
INVESTMENT ADVISER'S REPORT ..........................................       4
LARGE CAP GROWTH FUND
     Management Discussion ...........................................       7
     Statement of Net Assets .........................................       9
STRATEGIC GROWTH FUND
     Management Discussion ...........................................      14
     Statement of Net Assets .........................................      16
TAX MANAGED EQUITY FUND
     Management Discussion ...........................................      20
     Statement of Net Assets .........................................      22
HIGH GRADE INCOME FUND
     Management Discussion ...........................................      26
     Statement of Net Assets .........................................      28
HAWAII MUNICIPAL BOND FUND
     Management Discussion ...........................................      36
     Statement of Net Assets .........................................      38
MONEY MARKET & TREASURY MONEY MARKET FUNDS
     Management Discussion ...........................................      48
     Statements of Net Assets ........................................      50
STATEMENTS OF OPERATIONS .............................................      56
STATEMENTS OF CHANGES IN NET ASSETS ..................................      58
FINANCIAL HIGHLIGHTS .................................................      62
NOTES TO FINANCIAL STATEMENTS ........................................      66
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ..............      75
DISCLOSURE OF FUND EXPENSES ..........................................      76
NOTICE TO SHAREHOLDERS ...............................................      78
BOARD OF TRUSTEES AND OFFICERS .......................................      80
SHAREHOLDER VOTING RESULTS ...........................................      86

--------------------------------------------------------------------------------
                                  BISHOP STREET
                             LETTER TO SHAREHOLDERS
                                     FUNDS
--------------------------------------------------------------------------------

[PHOTO OF DALE KOBAYASHI OMITTED]

Looking solely at the low single digit returns generated by domestic equity and fixed income markets during 2005, one could arrive at the mistaken conclusion that the year was an uneventful one in the financial markets. On the contrary, the low returns in the market could be more accurately characterized as a surprising show of resiliency of the economy in the face of severe challenges as well as the continuation of persistent, growing imbalances.

Indeed, the litany of challenges faced during the year was quite considerable. While headline grabbing issues arising from the effects of Katrina/Rita and the prolonged oil shock necessarily generated a great deal of angst in the financial markets, it is the persistency of the financial imbalances which lend a cautious tone to 2006 projections. In particular, the leveraging of the American consumer on the steep increase in real estate prices nationwide constitutes the primary challenge to an orderly continuation of a tenuous economic recovery.

2005 saw the fifth straight year where consumer spending represented the primary growth engine for the economy. Notably, in 2005 the personal savings rate was negative, with consumers borrowing more than they were saving, for the first time since the depression era. The housing market bubble provided the means to continue the high degree of leverage, current estimates show $880 billion of home equity was converted to cash during the year. Clearly, the steep increase in real estate prices which has made this all possible is unsustainable. The question as we ponder the prospects for the current year becomes whether these imbalances can be reversed at a gradual, orderly pace, or with the loud pop of an asset bubble bursting as history has taught us to be justifiably fearful of.


Bishop Street Funds                    2

--------------------------------------------------------------------------------
                                                                        [LOGO]
                                                                        BISHOP
                                                                        STREET
                                                                        FUNDS
--------------------------------------------------------------------------------

From where we sit, the prospects for a "soft landing" are invariably tied into the probability of a sharp rise in interest rates, the most likely catalyst for a collapse in housing prices and consumer spending. This against the backdrop of transitions in the Federal Reserve (the "Fed") chairmanship. After January 31st, Ben Bernanke will become the first new Fed chairman since Alan Greenspan was appointed by President Reagan in 1987. For all the discussion of Mr. Bernanke being better known as a deflation fighter than the inflation hawk Chairman Greenspan was, we foresee more continuity than disruption at the Fed and the reality of an end to the current tightening cycle in early 2006.

At the end of the day, despite inflation concerns generated by an easy money policy, higher commodity prices, the jump in energy prices, and a tightening domestic labor market, these factors pale in significance to one overriding structural consideration: a globalized labor market where goods are easily sourced from the lowest cost producer worldwide. Looking forward, we anticipate the slowdown in consumer spending to begin revealing itself in the coming year, but to come at a reasonable pace.


Sincerely,


/s/ Dale Kobayashi

Dale Kobayashi
President and Chief Investment Officer
Bishop Street Capital Management


December 31, 2005                      3               www.bishopstreetfunds.com

--------------------------------------------------------------------------------
                                  BISHOP STREET
                          INVESTMENT ADVISER'S REPORT
                                     FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER'S REPORT

ECONOMIC BACKDROP

2005 was full of intrigue, but you would never know it looking at the financial markets, for which the year ended pretty much as it had begun. Perhaps the most surprising development was the strength of the economy in the face of severe challenges, including Katrina/Rita and a prolonged oil shock. Yet persistent and growing financial imbalances, led by the housing bubble, have not dissipated. Will 2006 see a day of reckoning? Maybe, but probably not. The more likely outcome, in our view, is a Fed-engineered "soft landing", that will prolong the current economic boom for another year at least.

As many commentators have recognized, the economic recovery has been built on a rickety foundation. Defying all expectations, consumer spending fueled by rising real estate values has been the primary growth engine for the economy for the past five years. (Consumer spending in fact never faltered: the 2001 recession was entirely related to a fall off in business investment). Without question, at some point the consumer will no longer be able to shoulder the load. Notably, in 2005 the personal saving rate went negative, meaning American consumers were borrowing more than they were saving (the last time that happened was during the Depression). And boy, are they ever borrowing. According to a Federal Reserve (the "Fed") study, in 2004 homeowners converted $600 billion of home equity to cash (e.g., through home equity loans). Goldman Sachs estimates a figure of over $880 billion for 2005, or roughly 7% of personal income.

The second major area of risk for the economy in 2006 can be put under the general heading of "Fed policy blunder", by which we mean a failure by the Fed to correctly calibrate monetary policy. If the Fed tightens too aggressively, economic growth may stagnate. If they don't tighten enough, excess liquidity could provoke inflation. Imbedded here is the Fed reaction function to a variety of unpredictable scenarios, such as a renewed spike in energy prices or an overheating economy.


Bishop Street Funds                    4

--------------------------------------------------------------------------------
                                                                        [LOGO]
                                                                        BISHOP
                                                                        STREET
                                                                        FUNDS
--------------------------------------------------------------------------------

Assuming that 2006 avoids a national housing market collapse or a Fed policy blunder, the economic outlook is reasonably strong. THE WALL STREET JOURNAL SEMIANNUAL ECONOMIC FORECASTING SURVEY of 56 economists provides a consensus forecast of 3.2% GDP growth for 2006, a slowdown from the last two years but still respectable in light of the tightening monetary policy and higher energy prices which are weighing on the economy. Although consumption spending will likely slow, business spending should remain robust, reflecting record levels of cash on corporate balance sheets.

There is also wide agreement that interest rates will remain range bound, and few expect long term treasury yields to top 5% (vs. about 4.4% today). The key for this generally rosy consensus to happen is for inflation to remain under control, which we believe is likely. Inflation hawks justifiably point to a long period of very easy money, the jump in commodity prices (including a big run up in gold), higher energy costs, and the tightening labor market as possible precursors of resurgent inflation. These factors are tempered, however, by structural disinflationary forces, including globalization of the labor market such that goods are easily sourced from the lowest cost producers worldwide.

EQUITY MARKET REVIEW AND OUTLOOK

Last year, we projected "a respectable single-digit return opportunity" for U.S. equities in 2005. In the event, the S&P 500 Index had a total return of 4.8%, in line with our admittedly wide forecast range. We could hardly have envisioned the path by which we got there, however. Our expectation was for earnings growth to be in the single-digit range, with valuation multiples staying flat. Instead, earnings growth will likely exceed 13%, and multiples have continued to compress. Looking a little deeper, one can begin to see why the market was less then enamored with 2005's earnings story--virtually all of the earnings upside occurred in only one sector, Energy, while most other sectors disappointed. Not surprisingly, Energy-related stocks also showed the best price performance by wide margin, rising 29% for the year.


December 31, 2005                      5               www.bishopstreetfunds.com

--------------------------------------------------------------------------------
                                  BISHOP STREET
                           INVESTMENT ADVISER'S REPORT
                                      FUNDS
--------------------------------------------------------------------------------

As has been the case for several years, small cap stocks outperformed large caps, and value stocks outperformed growth. We have a growing conviction that these trends are likely to reverse in 2006. We note that large cap valuations appear very reasonable. After several years of underperformance, many of the largest best known companies in America (e.g. Wal-mart, Microsoft, Pfizer) are trading at steep discounts to historical averages, while conversely small caps look expensive. Such a prolonged period of large cap underperformance has not been seen since the 1970's, a time of structural change in the financial markets that saw a large inflow of investment funds into the small cap market. Further, periods of decelerating economic growth (as we expect in 2006) tend to favor growth stocks--those companies which can achieve superior growth rates during cyclical lulls.

Overall, we expect another positive but not spectacular year for the stock market. The economic backdrop, while not as robust as a couple of years ago, is generally favorable (with the caveats noted in the previous section). Earnings growth will likely fall somewhere between 5% and 10% (the consensus estimate is 7%). It is hard to believe that earnings multiples (commonly expressed as the trailing price/earnings ratio), already cut nearly in half over the past three years, will compress much further. Some modest multiple expansion appears more likely, particularly in light of the continued low interest rate environment. We expect investment returns to also be boosted by a return of more corporate cash to shareholders in the form of dividends and share buybacks. In 2005 the companies in the S&P 500 Index returned about $500 billion directly to shareholders, up 35% from 2004. All in all, we again anticipate single-digit returns or better from the stock market in 2006.


Bishop Street Funds                    6

--------------------------------------------------------------------------------
                                  BISHOP STREET
                             MANAGEMENT DISCUSSION
                                     FUNDS
--------------------------------------------------------------------------------

LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

The Bishop Street Large Cap Growth Fund (the "Fund") returned 0.94% in the fourth quarter of 2005. For the full year 2005 the Fund returned 1.59%. Early in the fourth quarter the economy faced challenges from tightening monetary policy, higher energy prices and the aftermath of Katrina/Rita. Despite these headwinds, the economy was surprisingly robust. For investors, clear signs of a slowdown in the housing market (along with related consequences for consumer spending) seem to be counterbalanced by muted core inflation and the prospect of an end to the Federal Reserve (the "Fed") tightening.

Compared to the benchmark S&P 500 Index, during the quarter the portfolio had a negative impact from stock selection, mostly due to a single healthcare stock, Kinetic Concepts Inc. (KCI), which was down nearly 37% due to negative reimbursement developments. To a lesser extent performance was hurt by stock selection in the Information Technology sector. On the positive side, Energy stocks positively affected portfolio performance. In the aggregate, sector weightings had a negligible effect on relative performance.

Looking ahead, assuming that 2006 avoids a national housing market collapse or a Fed policy blunder, the economic outlook is reasonably strong. The key to this forecast is that inflation remains under control, which we believe is likely. In summary, the tenuous economic recovery cannot last forever, but will likely persist through 2006.

As has been the case for several years, small cap stocks outperformed large cap, and value stocks outperformed growth during 2005. We have a growing conviction that these trends are likely to reverse in 2006. In historical terms large cap valuations appear very reasonable. Further, periods of decelerating economic growth (as we expect in 2006) tend to favor growth stocks -- those companies which can achieve superior growth rates during cyclical lulls.


December 31, 2005                      7               www.bishopstreetfunds.com

LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

                             PERFORMANCE COMPARISON

                        COMPARISON OF CHANGE IN THE VALUE
                         OF A $10,000 INVESTMENT IN THE
                         LARGE CAP GROWTH FUND, CLASS I,
                       VERSUS THE S&P 500 COMPOSITE INDEX,
                        THE CONSUMER PRICE INDEX AND THE
                        LIPPER DOMESTIC EQUITY AGGREGATE.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                               S&P 500
           Large Cap Growth   Composite    Consumer     Lipper Domestic
           Fund, Class I#       Index     Price Index   Equity Aggregate
 1/31/97        10,000          10,000       10,000          10,000
   12/97        12,031          12,553       10,137          11,929
   12/98        16,007          16,141       10,300          13,715
   12/99        19,908          19,537       10,575          17,351
   12/00        16,683          17,759       10,931          17,701
   12/01        12,411          15,647       11,101          16,071
   12/02         9,300          12,189       11,367          12,818
   12/03        11,776          15,687       11,581          16,908
   12/04        12,214          17,393       11,958          18,953
   12/05        12,408          18,247       12,364          20,245

    # Account value if you reinvested income and capital gains.

                          AVERAGE ANNUAL TOTAL RETURNS+

  ---------------------------------------------------------------------
      ONE             ANNUALIZED          ANNUALIZED         ANNUALIZED
      YEAR              3 YEAR              5 YEAR            INCEPTION
     RETURN             RETURN              RETURN             TO DATE
  ---------------------------------------------------------------------
      1.59%             10.09%              -5.75%              2.56%   Class I*
  ---------------------------------------------------------------------

  *   Commenced operations on 01/30/97.

  + Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


Bishop Street Funds                    8

LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

                            TOP TEN EQUITY HOLDINGS+

-----------------------------------------------------------------------------
                                                            Percentage of
                                                             Investments
-----------------------------------------------------------------------------
 1.  General Electric                                            4.2%
-----------------------------------------------------------------------------
 2.  Procter & Gamble                                            3.5%
-----------------------------------------------------------------------------
 3.  Microsoft                                                   3.5%
-----------------------------------------------------------------------------
 4.  PepsiCo                                                     3.4%
-----------------------------------------------------------------------------
 5.  Citigroup                                                   3.2%
-----------------------------------------------------------------------------
 6.  Amgen                                                       3.1%
-----------------------------------------------------------------------------
 7.  JPMorgan Chase                                              3.0%
-----------------------------------------------------------------------------
 8.  Goldman Sachs Group                                         2.9%
-----------------------------------------------------------------------------
 9.  Johnson & Johnson                                           2.8%
-----------------------------------------------------------------------------
10.  Halliburton                                                 2.6%
-----------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS (UNAUDITED)+

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR GRAPH IN THE PRINTED MATERIAL.]

Information Technology                  17.6%
Financials                              15.2%
Health Care                             15.2%
Industrials                             13.1%
Consumer Discretionary                  10.5%
Consumer Staples                        10.4%
Energy                                   9.1%
Materials                                5.2%
Telecommunication Services               2.5%
Short-Term Investments                   1.2%
--------------------------------------------------------------------------------

+ PERCENTAGES ARE BASED ON TOTAL INVESTMENTS. EXCLUDES SECURITIES PURCHASED
  WITH CASH COLLATERAL RECEIVED FROM SECURITIES LENDING.

                             STATEMENT OF NET ASSETS

                                                                      Market
                                                                       Value
      Shares                                                           (000)
    ---------                                                        ---------

                              COMMON STOCK -- 99.0%

CONSUMER DISCRETIONARY -- 11.7%
       16,610     Apollo Group, Cl A* (A)                            $   1,004
       38,930     Best Buy                                               1,693
       37,030     Carnival                                               1,980
       40,160     eBay*                                                  1,737
       14,480     EchoStar Communications, Cl A*                           393
       24,476     IAC/InterActiveCorp*                                     693


December 31, 2005                      9               www.bishopstreetfunds.com

LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                  (CONTINUED)

                                                                       Market
                                                                       Value
      Shares                                                           (000)
    ---------                                                        ---------

CONSUMER DISCRETIONARY -- (CONTINUED)
       11,867     Mohawk Industries*                                 $   1,032
        9,503     Omnicom Group                                            809
       27,540     Viacom, Cl B*                                            898
                                                                     ---------
                                                                        10,239
                                                                     ---------
CONSUMER STAPLES -- 10.4%
       53,616     CVS                                                    1,417
       50,850     PepsiCo                                                3,004
       52,820     Procter & Gamble                                       3,057
       21,014     Whole Foods Market                                     1,626
                                                                     ---------
                                                                         9,104
                                                                     ---------
ENERGY -- 9.1%
       12,590     Apache                                                   863
       11,960     ConocoPhillips                                           696
       27,659     GlobalSantaFe (A)                                      1,332
       36,900     Halliburton (A)                                        2,286
       17,800     Peabody Energy                                         1,467
       13,743     Schlumberger Ltd. (A)                                  1,335
                                                                     ---------
                                                                         7,979
                                                                     ---------
FINANCIALS -- 15.2%
       14,020     AMBAC Financial Group                                  1,081
       19,703     American Express (A)                                   1,014
        4,048     Ameriprise Financial                                     166
       58,583     Citigroup                                              2,843
       20,170     Goldman Sachs Group                                    2,576
       66,820     JPMorgan Chase                                         2,652
       23,844     St. Paul Travelers                                     1,065
       31,150     Wells Fargo                                            1,957
                                                                     ---------
                                                                        13,354
                                                                     ---------
HEALTH CARE -- 15.2%
       34,980     Amgen*                                                 2,759
       17,190     Caremark Rx*                                             890
       12,500     Eli Lilly (A)                                            707
        5,951     Genzyme*                                                 421
        9,190     Gilead Sciences*                                         484
       41,029     Johnson & Johnson                                      2,466
        8,866     Kinetic Concepts*                                        352
       16,030     Medtronic                                                923
       89,651     Pfizer                                                 2,091
       35,924     UnitedHealth Group                                     2,232
                                                                     ---------
                                                                        13,325
                                                                     ---------


Bishop Street Funds                   10

LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                  (CONTINUED)

                                                                      Market
                                                                       Value
      Shares                                                           (000)
    ---------                                                        ---------

INDUSTRIALS -- 12.0%
       40,080     Danaher (A)                                        $   2,236
      104,805     General Electric                                       3,673
       21,722     Pentair                                                  750
        8,460     Union Pacific                                            681
       15,040     United Parcel Service, Cl B                            1,130
       36,550     United Technologies                                    2,044
                                                                     ---------
                                                                        10,514
                                                                     ---------
INFORMATION TECHNOLOGY -- 17.6%
       11,160     Analog Devices (A)                                       400
       61,549     Applied Materials                                      1,104
       55,360     Cisco Systems*                                           948
       52,302     Dell*                                                  1,569
       35,680     EMC Corp/Massachusetts*                                  486
       88,780     Intel                                                  2,216
       10,052     International Business Machines                          826
       12,992     Linear Technology                                        469
      116,424     Microsoft                                              3,045
       19,450     Motorola                                                 439
       33,370     Oracle*                                                  407
       22,150     Paychex                                                  844
       30,530     Qualcomm                                               1,315
       24,946     Symantec*                                                437
       16,610     Texas Instruments                                        533
       11,380     Yahoo!* (A)                                              446
                                                                     ---------
                                                                        15,484
                                                                     ---------
MATERIALS -- 5.2%
       41,550     Dow Chemical                                           1,821
       20,400     EI Du Pont de Nemours (A)                                867
       36,170     Praxair                                                1,915
                                                                     ---------
                                                                         4,603
                                                                     ---------
TELECOMMUNICATION SERVICES -- 2.6%
       22,631     Corning*                                                 445
       44,240     Sprint Nextel                                          1,033
       25,580     Verizon Communications                                   771
                                                                     ---------
                                                                         2,249
                                                                     ---------
TOTAL COMMON STOCK (Cost $80,211)                                       86,851
                                                                     ---------


December 31, 2005                     11               www.bishopstreetfunds.com

LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONTINUED)

     Shares/Face                                                      Market
       Amount                                                          Value
        (000)                                                          (000)
    -------------                                                    ---------

                        CORPORATE OBLIGATIONS (B) -- 4.0%

FINANCIALS -- 4.0%
                  Bank of America
       $1,043     4.330%, 01/03/06                                   $   1,043
                  Bear Stearns
          522     4.400%, 01/04/06                                         522
                  Bear Stearns MTN (C)
        1,043     4.348%, 01/12/06                                       1,044
                  General Electric Capital MTN (C)
          417     4.301%, 03/29/06                                         417
                  Sigma Finance MTN (C)
          521     4.330%, 07/07/06                                         521
                                                                     ---------
TOTAL CORPORATE OBLIGATIONS (Cost $3,547)                                3,547
                                                                     ---------

                CERTIFICATES OF DEPOSIT/BANK NOTES (B)(C) -- 2.4%

                  First Tennessee Bank
        2,086     4.330%, 03/21/06                                       2,086
                                                                     ---------
TOTAL CERTIFICATES OF DEPOSIT/BANK NOTES (Cost $2,086)                   2,086
                                                                     ---------

                         COMMERCIAL PAPER (B)(C) -- 2.4%

                  Morgan Stanley
        2,086     4.330%, 02/15/06                                       2,086
                                                                     ---------
TOTAL COMMERCIAL PAPER (Cost $2,086)                                     2,086
                                                                     ---------

                          CASH EQUIVALENTS (D) -- 1.2%

      511,239     Dreyfus Cash Management Fund, Institutional
                    Shares, 4.110%                                         511
      511,211     Fidelity Money Market Fund, Institutional
                    Shares, 4.170%                                         511
                                                                     ---------
TOTAL CASH EQUIVALENTS (Cost $1,022)                                     1,022
                                                                     ---------

                        REPURCHASE AGREEMENTS (B) -- 2.8%

                  Bank of America 4.300%, dated 12/30/05, to be
                  repurchased on 01/03/06, repurchase price
                  $814,163 (collateralized by Morgan Stanley
                  Group, par value $699,644, 7.250%, 04/01/32;
          814     with total market value $841,923)                        814


Bishop Street Funds                   12

LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONTINUED)

     Face                                                              Market
    Amount                                                             Value
     (000)                                                             (000)
   ----------                                                        ---------

                    REPURCHASE AGREEMENTS (B) -- (CONTINUED)

                  Lehman Brothers 4.320%, dated 12/30/05, to be
                  repurchased on 01/03/06, repurchase price
                  $1,700,134 (collateralized by Banc of America
                  Mortgage Securities, Ser 2005-1, Cl 1A19, GE
                  Capital Commercial Mortgage, Ser 2005-C3, Cl
                  A7B, Salomon Brothers Mortgage Securities, Ser
                  G97AP, Cl L, and Structured Asset Securities,
                  Ser 1995-2, Cl IIB1, ranging in par value
                  $169,439- $2,057,523, 0.000%-5.250%,
                  04/01/16-07/10/45; with total market
       $1,699     value $1,779,052)                                  $   1,699
                                                                     ---------
TOTAL REPURCHASE AGREEMENTS (Cost $2,513)                                2,513
                                                                     ---------
TOTAL INVESTMENTS (COST $91,465) -- 111.8%                              98,105
                                                                     ---------
                     OTHER ASSETS AND LIABILITIES -- (11.8)%

Payable Upon Return of Securities Loaned                               (10,232)
Payable for Capital Shares Redeemed                                       (182)
Investment Adviser Fees Payable                                            (48)
Administrative Fees Payable                                                 (9)
Shareholder Servicing Fees Payable                                          (8)
Trustees' Fees Payable                                                      (1)
Other Assets and Liabilities, Net                                           90
                                                                     ---------
TOTAL OTHER ASSETS AND LIABILITIES                                     (10,390)
                                                                     ---------
NET ASSETS -- 100.0%                                                 $  87,715
                                                                     =========
                                   NET ASSETS:

Fund Shares (unlimited authorization -- no par value)                $ 133,364
Accumulated net realized loss on investments                           (52,289)
Net unrealized appreciation on investments                               6,640
                                                                     ---------
NET ASSETS                                                           $  87,715
                                                                     =========
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- CLASS I
    ($87,715,359 / 8,869,192 SHARES)                                 $    9.89
                                                                     =========

* NON-INCOME PRODUCING SECURITY
(A) THE SECURITY OR A PORTION OF THE SECURITY IS ON LOAN AT DECEMBER 31, 2005 (SEE NOTE 5 IN THE NOTES TO FINANCIAL STATEMENTS). THE TOTAL VALUE OF SECURITIES ON LOAN AT DECEMBER 31, 2005 WAS $9,943,102.
(B) THESE SECURITIES WERE PURCHASED WITH CASH COLLATERAL RECEIVED FROM SECURITIES LENDING (SEE NOTE 5 IN THE NOTES TO FINANCIAL STATEMENTS.) THE TOTAL VALUE OF SUCH SECURITIES AS OF DECEMBER 31, 2005 WAS $10,232,107.
(C) FLOATING RATE SECURITY -- THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON DECEMBER 31, 2005. THE MATURITY DATE SHOWN IS THE NEXT SCHEDULED RESET DATE.
(D) RATES SHOWN ARE THE 7-DAY YIELDS AS OF DECEMBER 31, 2005.
CL -- CLASS
LTD. -- LIMITED
MTN -- MEDIUM TERM NOTE
SER -- SERIES
COST FIGURES ARE SHOWN WITH "000S" OMITTED.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


December 31, 2005                     13               www.bishopstreetfunds.com

--------------------------------------------------------------------------------
                                  BISHOP STREET
                              MANAGEMENT DISCUSSION
                                      FUNDS
--------------------------------------------------------------------------------

STRATEGIC GROWTH FUND
--------------------------------------------------------------------------------

The Strategic Growth Fund (the "Fund") returned 11.52% for the year.

This good performance was driven by a strong stock picking in a wide range of sectors, as illustrated by the diversity of companies among our top performers of the year. These include Apple and Western Digital in technology (although with a very different focus), Express Scripts or Gilead Sciences in healthcare, XTO in energy, or Moody's in finance. Moreover, even if a few disappointments on stocks such as Harmann or Petsmart penalized us, their number remained reasonably limited, and their magnitude manageable. Our underexposure to energy was detrimental in the first half of the year, but caused less impact as it became clear that most of the good news was discounted.

In line with our anticipations, it became increasingly clear over the last few months that the disruptions caused by the September and October hurricanes would not durably impact the U.S. economy. The leading indicators, which have been back to positive territory for two consecutive months, confirm this view.

With a solid optimism among company managers and a continuing rebound in consumer confidence, the U.S. looks poised to remain one of the strongest developed economies well into 2006, with a positive impact on corporate earnings. A slowdown in interest rates hikes, or more favorable trends in energy prices, could be the catalysts investors expect before they turn more positive.

We therefore maintain a relatively aggressive stance in our portfolio. Our high exposure to companies that deliver, year after year, strong earnings growth should be a significant advantage, specially when the momentum fades on Japanese (and, to a lesser extent, European) companies' profits after the restructuring wave.

In conclusion, 2006 seems to offer attractive opportunities for the U.S. market, but investors' current focus on the oil and interest rates threats will probably make it a difficult year for investment timing. We will therefore remain extremely selective in our stock picking, and will continue to focus on the medium and long term, without paying excessive attention to short term volatilities. We trust this is the best way to approach the market, even if it may cause some temporary bumps in our performance, especially after the very good results achieved in 2005.


Bishop Street Funds                   14

STRATEGIC GROWTH FUND
--------------------------------------------------------------------------------

                             PERFORMANCE COMPARISON

        COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE
                             STRATEGIC GROWTH FUND,
                      CLASS I, VERSUS THE S&P 500/CITIGROUP
                       GROWTH INDEX, THE S&P 500/CITIGROUP
                      PURE GROWTH INDEX, THE S&P 500/BARRA
                       GROWTH INDEX, THE S&P 500 COMPOSITE
                       INDEX, THE CONSUMER PRICE INDEX AND
                            THE LIPPER MULTI CAP CORE
                                CLASSIFICATION.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                                                                       S&P 500                   Lipper Multi
           Strategic Growth   S&P 500/Citigroup   S&P 500/Citigroup   S&P 500/BARRA   Composite    Consumer        Cap Core
            Fund, Class I#      Growth Index      Pure Growth Index   Growth Index      Index     Price Index   Classification
  7/1/02        10,000              10,000              10,000            10,000        10,000       10,000         10,000
   12/02         8,639               9,195               9,370             9,198         8,971       10,056          8,912
   06/03        10,309              10,357              11,432            10,233        10,026       10,214         10,011
   12/03        11,928              11,686              13,337            11,559        11,543       10,246         11,581
   06/04        12,328              11,999              14,258            11,873        11,941       10,545         11,972
   12/04        13,077              12,499              15,507            12,267        12,799       10,580         12,875
   06/05        12,968              12,199              15,727            12,055        12,695       10,811         12,838
   12/05        14,585              12,642              16,631            12,691        13,427       10,938         13,711

    # Account value if you reinvested income and capital gains.

                          AVERAGE ANNUAL TOTAL RETURNS+
               -----------------------------------------------
                     ONE         ANNUALIZED       ANNUALIZED
                    YEAR           3 YEAR          INCEPTION
                   RETURN          RETURN           TO DATE
               -----------------------------------------------
                   11.52%          19.07%           11.40%    Class I*
               -----------------------------------------------

* Commenced operations on 07/01/02.

+ Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


December 31, 2005                     15               www.bishopstreetfunds.com

STRATEGIC GROWTH FUND
--------------------------------------------------------------------------------

                            TOP TEN EQUITY HOLDINGS+
-----------------------------------------------------------------------------
                                                            Percentage of
                                                             Investments
-----------------------------------------------------------------------------
 1.  Hilton Hotels                                               2.3%
-----------------------------------------------------------------------------
 2.  Western Digital                                             2.1%
-----------------------------------------------------------------------------
 3.  BJ Services                                                 2.1%
-----------------------------------------------------------------------------
 4.  Lowe's                                                      2.1%
-----------------------------------------------------------------------------
 5.  Cendant                                                     2.1%
-----------------------------------------------------------------------------
 6.  Capital One Financial                                       2.1%
-----------------------------------------------------------------------------
 7.  United Technologies                                         2.1%
-----------------------------------------------------------------------------
 8.  Abercrombie & Fitch                                         2.1%
-----------------------------------------------------------------------------
 9.  Hewlett-Packard                                             2.1%
-----------------------------------------------------------------------------
10.  XTO Energy                                                  2.1%
-----------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS (UNAUDITED)+

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR GRAPH IN THE PRINTED MATERIAL.]

Information Technology                  21.6%
Consumer Discretionary                  21.5%
Financials                              17.3%
Health Care                             15.4%
Industrials                              9.8%
Energy                                   6.1%
Materials                                3.8%
Short-Term Investments                   2.4%
Telecommunication Services               2.1%
--------------------------------------------------------------------------------

+ PERCENTAGES ARE BASED ON TOTAL INVESTMENTS.

                             STATEMENT OF NET ASSETS

                                                                       Market
                                                                       Value
      Shares                                                           (000)
    ---------                                                        ---------

                              COMMON STOCK -- 99.2%

CONSUMER DISCRETIONARY -- 21.9%
       39,600     Abercrombie & Fitch, Cl A                          $   2,581
       62,300     Bed Bath & Beyond*                                     2,252
       71,400     Coach*                                                 2,380
       36,100     Federated Department Stores                            2,395
      117,107     Hilton Hotels                                          2,823
       38,900     Lowe's                                                 2,593
       65,400     Nordstrom                                              2,446
      110,250     Staples                                                2,504
       42,000     Target                                                 2,309


Bishop Street Funds                   16

STRATEGIC GROWTH FUND
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONTINUED)

                                                                       Market
                                                                       Value
      Shares                                                           (000)
    ---------                                                        ---------

CONSUMER DISCRETIONARY -- (CONTINUED)
       33,400     W.W. Grainger                                      $   2,375
       49,000     Yum! Brands                                            2,297
                                                                     ---------
                                                                        26,955
                                                                     ---------
ENERGY -- 6.2%
       70,800     BJ Services                                            2,596
       44,800     Exxon Mobil                                            2,516
       58,500     XTO Energy                                             2,571
                                                                     ---------
                                                                         7,683
                                                                     ---------
FINANCIALS -- 17.6%
       42,900     Allstate                                               2,320
       51,600     Bank of America                                        2,381
       29,900     Capital One Financial                                  2,583
       23,800     Everest Re Group Ltd.                                  2,388
       18,200     Goldman Sachs Group                                    2,324
       18,100     Lehman Brothers Holdings                               2,320
       36,700     Merrill Lynch                                          2,486
       41,200     Moody's                                                2,530
       60,900     Paychex                                                2,322
                                                                     ---------
                                                                        21,654
                                                                     ---------
HEALTH CARE -- 15.6%
       24,100     Aetna                                                  2,273
       29,700     Amgen*                                                 2,342
       45,300     Caremark Rx*                                           2,346
       29,400     Express Scripts*                                       2,464
       36,100     Genzyme*                                               2,555
       44,600     Gilead Sciences*                                       2,347
       42,400     Medtronic                                              2,441
       40,000     UnitedHealth Group                                     2,486
                                                                     ---------
                                                                        19,254
                                                                     ---------
INDUSTRIALS -- 10.0%
      150,000     Cendant                                                2,588
      152,550     JetBlue Airways*                                       2,346
       33,300     L-3 Communications Holdings                            2,476
       52,000     Norfolk Southern                                       2,331
       46,200     United Technologies                                    2,583
                                                                     ---------
                                                                        12,324
                                                                     ---------
INFORMATION TECHNOLOGY -- 21.9%
       88,400     Accenture Ltd., Cl A                                   2,552
       34,000     Apple Computer*                                        2,444


December 31, 2005                     17               www.bishopstreetfunds.com

STRATEGIC GROWTH FUND
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONTINUED)

                                                                       Market
                                                                       Value
      Shares                                                           (000)
    ---------                                                        ---------

INFORMATION TECHNOLOGY -- (CONTINUED)
       55,700     Autodesk                                           $   2,392
      149,100     Cisco Systems*                                         2,553
       89,900     Hewlett-Packard                                        2,574
       98,900     Intel                                                  2,469
       62,700     Jabil Circuit*                                         2,326
      102,400     Motorola                                               2,313
       66,300     Nvidia*                                                2,424
      196,000     Oracle*                                                2,393
      141,600     Western Digital*                                       2,635
                                                                     ---------
                                                                        27,075
                                                                     ---------
MATERIALS -- 3.9%
       66,700     Allegheny Technologies                                 2,407
       55,100     Dow Chemical                                           2,414
                                                                     ---------
                                                                         4,821
                                                                     ---------
TELECOMMUNICATIONS -- 2.1%
      109,852     Sprint Nextel                                          2,566
                                                                     ---------
TOTAL COMMON STOCK (Cost $99,165)                                      122,332
                                                                     ---------

                          CASH EQUIVALENTS (A) -- 2.4%

    1,506,718     Dreyfus Cash Management Fund, Institutional
                    Shares, 4.110%                                       1,507
    1,506,718     Fidelity Money Market Fund, Institutional
                    Shares, 4.170%                                       1,507
                                                                     ---------
TOTAL CASH EQUIVALENTS (Cost $3,014)                                     3,014
                                                                     ---------
TOTAL INVESTMENTS (COST $102,179) -- 101.6%                            125,346
                                                                     ---------

                     OTHER ASSETS AND LIABILITIES -- (1.6)%

Payable for Investment Securities Purchased                             (1,859)
Payable for Capital Shares Redeemed                                       (180)
Investment Adviser Fees Payable                                            (88)
Administrative Fees Payable                                                (12)
Shareholder Servicing Fees Payable                                         (11)
Trustees' Fees Payable                                                      (1)
Other Assets and Liabilities, Net                                          146
                                                                     ---------
TOTAL OTHER ASSETS AND LIABILITIES                                      (2,005)
                                                                     ---------
NET ASSETS -- 100.0%                                                 $ 123,341
                                                                     =========


Bishop Street Funds                   18

STRATEGIC GROWTH FUND
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONTINUED)

                                                                       Value
                                                                       (000)
                                                                     ---------

                                   NET ASSETS:

Fund Shares (unlimited authorization -- no par value)                $  98,449
Accumulated net investment loss                                             (8)
Accumulated net realized gain on investments                             1,733
Net unrealized appreciation on investments                              23,167
                                                                     ---------
NET ASSETS                                                           $ 123,341
                                                                     =========
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- CLASS I
    ($123,341,084 / 8,595,871 SHARES)                                $   14.35
                                                                     =========

* NON-INCOME PRODUCING SECURITY
(A) RATE SHOWN IS THE 7-DAY YIELD AS OF DECEMBER 31, 2005.
CL -- CLASS
LTD. -- LIMITED
COST FIGURES ARE SHOWN WITH "000S" OMITTED.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


December 31, 2005                     19               www.bishopstreetfunds.com

--------------------------------------------------------------------------------
                                  BISHOP STREET
                              MANAGEMENT DISCUSSION
                                      FUNDS
--------------------------------------------------------------------------------

TAX MANAGED EQUITY FUND
--------------------------------------------------------------------------------

The Bishop Street Tax-Managed Equity Fund (the "Fund") returned 0.5% for the fourth quarter of 2005 versus 2.09% for the S&P 500 Index. Unlike prior years, tax selling at the end of October and December offset capital gains liabilities from 2005 transactions, although higher cash balances from those sales did impact this period's returns.

Although highly anticipated, the holiday season rally never truly materialized for the equity markets. November staged a strong advance off of October's retreat, but December provided negligible follow through. Energy was the weakest performing sector during the fourth quarter, partially reversing double digit returns during the prior nine months, and both natural gas and oil prices ended the year significantly higher, although measurably below their immediate post-Katrina levels. Materials, particularly gold and copper stocks, were a stern performer as well, posting the best quarterly returns for the S&P 500 Index. Financials were the second strongest performers, as investors read into the moderate inflation measures a closer than previously expected end to the Fed tightening cycle.

For the Fund, an overweight position in Energy hurt performance, although better stock selection in the sector blunted the negative effects. Healthcare and technology holdings were the weakest performing sectors for the quarter, with sharp corrections in a few names held in the portfolio. An underweight position in financials also hurt. Positive performance contribution came from stock selection in consumer discretion, staples, energy and utilities.

Looking forward, the Fund will continue to emphasize attractively-priced stocks with higher profitability and earnings growth, relative to the benchmark. It is anticipated that we will expand the number of stocks held in the portfolio, emphasizing less concentrated positions than in the past, in order to better balance lower turnover (and hence, lower tax liability generation) with risk control.


Bishop Street Funds                   20

TAX MANAGED EQUITY FUND
--------------------------------------------------------------------------------

                             PERFORMANCE COMPARISON

                        COMPARISON OF CHANGE IN THE VALUE
                       OF A $10,000 INVESTMENT IN THE TAX
                      MANAGED EQUITY FUND, CLASS I, VERSUS
                        THE S&P 500 COMPOSITE INDEX, THE
                       CONSUMER PRICE INDEX AND THE LIPPER
                         LARGE CAP CORE CLASSIFICATION.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

             Tax Managed      S&P 500                     Lipper Large
             Equity Fund,     Composite      Consumer        Cap Core
               Class I#         Index       Price Index   Classificiation
11/13/02        10,000          10,000         10,000          10,000
   12/02         9,843           9,966          9,976           9,916
   06/03        10,713          11,138         10,133          10,946
   12/03        12,171          12,825         10,164          12,469
   06/04        12,478          13,266         10,461          12,740
   12/04        12,949          14,220         10,495          13,479
   06/05        12,512          14,105         10,725          13,325
   12/05        13,038          14,917         10,851          14,123

    # Account value if you reinvested income and capital gains.

                          AVERAGE ANNUAL TOTAL RETURNS+
                 ------------------------------------------
                     ONE        ANNUALIZED     ANNUALIZED
                    YEAR          3 YEAR        INCEPTION
                   RETURN         RETURN         TO DATE
                 ------------------------------------------
                    0.68%         9.83%           8.85%    Class I*
                 ------------------------------------------

* Commenced operations on 11/13/02.

+ Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


December 31, 2005                     21               www.bishopstreetfunds.com

TAX MANAGED EQUITY FUND
--------------------------------------------------------------------------------

                            TOP TEN EQUITY HOLDINGS+
-----------------------------------------------------------------------------
                                                            Percentage of
                                                             Investments
-----------------------------------------------------------------------------
 1.  Citigroup                                                   4.6%
-----------------------------------------------------------------------------
 2.  Amgen                                                       3.6%
-----------------------------------------------------------------------------
 3.  General Electric                                            3.5%
-----------------------------------------------------------------------------
 4.  Halliburton                                                 3.0%
-----------------------------------------------------------------------------
 5.  Altria Group                                                2.9%
-----------------------------------------------------------------------------
 6.  Exxon Mobil                                                 2.7%
-----------------------------------------------------------------------------
 7.  UnitedHealth Group                                          2.7%
-----------------------------------------------------------------------------
 8.  Microsoft                                                   2.6%
-----------------------------------------------------------------------------
 9.  Johnson & Johnson                                           2.4%
-----------------------------------------------------------------------------
10.  GlobalSantaFe                                               2.3%
-----------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS (UNAUDITED)+

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR GRAPH IN THE PRINTED MATERIAL.]

Information Technology                  17.7%
Financials                              17.1%
Industrials                             14.4%
Energy                                  11.6%
Health Care                             11.3%
Consumer Staples                        10.9%
Consumer Discretionary                   9.9%
Materials                                3.6%
Telecommunication Services               1.9%
Short-Term Investments                   1.6%
--------------------------------------------------------------------------------

+ PERCENTAGES ARE BASED ON TOTAL INVESTMENTS.

                             STATEMENT OF NET ASSETS

                                                                      Market
                                                                       Value
      Shares                                                           (000)
    ---------                                                        ---------

                              COMMON STOCK -- 97.5%

CONSUMER DISCRETIONARY -- 9.9%
        4,000     Best Buy                                           $     174
        6,550     Carnival                                                 350
        8,300     eBay*                                                    359
        7,165     Expedia*                                                 172
        8,930     Home Depot                                               361
        7,165     IAC/InterActiveCorp*                                     203
        2,900     Michaels Stores                                          103
        4,700     Mohawk Industries*                                       409
        4,000     Omnicom Group                                            341


Bishop Street Funds                   22

TAX MANAGED EQUITY FUND
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONTINUED)

                                                                      Market
                                                                       Value
      Shares                                                           (000)
    ---------                                                        ---------

CONSUMER DISCRETIONARY -- (CONTINUED)
        2,280     Sears Holdings*                                    $     263
        6,950     Target                                                   382
       14,750     Time Warner                                              257
                                                                     ---------
                                                                         3,374
                                                                     ---------
CONSUMER STAPLES -- 10.8%
       13,400     Altria Group                                           1,001
       15,000     CVS                                                      396
       10,180     PepsiCo                                                  601
       11,940     Procter & Gamble                                         691
       12,000     Sysco                                                    373
        9,200     Wal-Mart Stores                                          431
        2,780     Whole Foods Market                                       215
                                                                     ---------
                                                                         3,708
                                                                     ---------
ENERGY -- 11.5%
        2,920     Devon Energy                                             182
       16,500     Exxon Mobil                                              927
       16,020     GlobalSantaFe                                            771
       16,250     Halliburton                                            1,007
        3,470     Peabody Energy                                           286
        7,850     Schlumberger Ltd.                                        763
                                                                     ---------
                                                                         3,936
                                                                     ---------
FINANCIALS -- 16.9%
        4,200     Aflac                                                    195
       10,500     Allstate                                                 568
        7,580     American Express                                         390
        3,130     American International Group                             214
        1,516     Ameriprise Financial                                      62
       32,400     Citigroup                                              1,572
        4,300     Goldman Sachs Group                                      549
       12,790     JPMorgan Chase                                           508
        5,760     Merrill Lynch                                            390
       10,970     Wachovia                                                 580
       12,230     Wells Fargo                                              768
                                                                     ---------
                                                                         5,796
                                                                     ---------
HEALTH CARE -- 11.2%
       15,400     Amgen*                                                 1,214
        3,300     Caremark Rx*                                             171
        3,670     Genzyme*                                                 260
       13,360     Johnson & Johnson                                        803


December 31, 2005                     23               www.bishopstreetfunds.com

TAX MANAGED EQUITY FUND
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                  (CONTINUED)

                                                                      Market
                                                                       Value
      Shares                                                           (000)
    ---------                                                        ---------

HEALTH CARE -- (CONTINUED)
       20,600     Pfizer                                             $     480
       14,560     UnitedHealth Group                                       905
                                                                     ---------
                                                                         3,833
                                                                     ---------
INDUSTRIALS -- 14.2%
        5,690     3M                                                       441
        5,100     Boeing                                                   358
       11,600     Exelon                                                   617
        3,330     General Dynamics                                         380
       34,100     General Electric                                       1,195
        4,900     Illinois Tool Works                                      431
       10,380     Pentair                                                  358
        7,470     Union Pacific                                            601
        8,850     United Technologies                                      495
                                                                     ---------
                                                                         4,876
                                                                     ---------
INFORMATION TECHNOLOGY -- 17.5%
       23,500     Applied Materials                                        422
       25,480     Cisco Systems*                                           436
       13,060     Dell*                                                    392
       15,480     EMC Corp/Massachusetts*                                  211
       26,740     Intel                                                    667
        5,400     International Business Machines                          444
        7,570     Linear Technology                                        273
       34,200     Microsoft                                                894
        8,200     Motorola                                                 185
       13,640     Paychex                                                  520
       12,920     Qualcomm                                                 557
       20,000     Symantec*                                                350
       10,900     Texas Instruments                                        350
        7,950     Yahoo!*                                                  312
                                                                     ---------
                                                                         6,013
                                                                     ---------
MATERIALS -- 3.6%
        8,100     Dow Chemical                                             355
        8,100     EI Du Pont de Nemours                                    344
       10,220     Praxair                                                  541
                                                                     ---------
                                                                         1,240
                                                                     ---------
TELECOMMUNICATION SERVICES -- 1.9%
       11,180     Sprint Nextel                                            261
       18,000     Vodafone Group ADR                                       387
                                                                     ---------
                                                                           648
                                                                     ---------
TOTAL COMMON STOCK (Cost $26,570)                                       33,424
                                                                     ---------


Bishop Street Funds                   24

TAX MANAGED EQUITY FUND
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONTINUED)

                                                                      Market
                                                                       Value
      Shares                                                           (000)
    ---------                                                        ---------

                          CASH EQUIVALENTS (A) -- 1.6%

      271,892     Dreyfus Cash Management Fund, Institutional
                    Shares, 4.110%                                   $     272
      271,892     Fidelity Money Market Fund, Institutional
                    Shares, 4.170%                                         272
                                                                     ---------
TOTAL CASH EQUIVALENTS (Cost $544)                                         544
                                                                     ---------
TOTAL INVESTMENTS (COST $27,114) -- 99.1%                               33,968
                                                                     ---------

                      OTHER ASSETS AND LIABILITIES -- 0.9%

Payable for Investment Securities Purchased                               (173)
Investment Adviser Fees Payable                                            (16)
Payable for Capital Shares Redeemed                                         (9)
Administrative Fees Payable                                                 (3)
Shareholder Servicing Fees Payable                                          (3)
Other Assets and Liabilities, Net                                          507
                                                                     ---------
TOTAL OTHER ASSETS AND LIABILITIES                                         303
                                                                     ---------
NET ASSETS -- 100.0%                                                 $  34,271
                                                                     =========

                                   NET ASSETS:

Fund Shares (unlimited authorization -- no par value)                $  27,476
Distribution in excess of net investment income                             (1)
Accumulated net realized loss on investments                               (58)
Net unrealized appreciation on investments                               6,854
                                                                     ---------
NET ASSETS                                                           $  34,271
                                                                     =========

NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- CLASS I
    ($34,271,367 / 2,791,680 SHARES)                                 $   12.28
                                                                     =========

* NON-INCOME PRODUCING SECURITY
(A) RATE SHOWN IS THE 7-DAY YIELD AS OF DECEMBER 31, 2005.
ADR -- AMERICAN DEPOSITARY RECEIPT
LTD. -- LIMITED
COST FIGURES ARE SHOWN WITH "000S" OMITTED.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


December 31, 2005                     25               www.bishopstreetfunds.com

--------------------------------------------------------------------------------
                                  BISHOP STREET
                             MANAGEMENT DISCUSSION
                                     FUNDS
--------------------------------------------------------------------------------

HIGH GRADE INCOME FUND
--------------------------------------------------------------------------------

The conundrum of higher short term interest rates and lower long term rates continued in the second half of the year even as the Federal Reserve raised the fed funds rate by 200 basis points to 4.25% for the year. The yield curve flattened by 163 basis points during the year while the 2 year note closed up 134 basis points and the long bond closed down by 29 basis points. Treasuries outperformed most asset classes, led by the 30 year treasury bond which registered a 9.0% total return on the year.

The market focused on the destruction caused by and subsequent recovery from Hurricane Katrina in the third quarter, while the Federal Open Market Committee stayed on the course of tightening. At the same time, the rise in energy prices and stronger than expected growth resulted in inflationary fears. The 10 year treasury bond tested the high end of the trading range posting a yield of 4.66% during the month of November. Corporate bonds struggled with the flattening of the yield curve as lower quality credits underperformed, led by the auto sector, which lagged significantly.

The Bishop Street High Grade Income Fund (the "Fund") modestly underperformed the Lehman Brothers Government/Credit Index for the year. As a result of its modestly short position on the long end of the curve and its overweight in the corporate sector, the Fund gave up some performance in the last quarter of the year.

Looking ahead, we believe that the Fund may perform well with its shorter duration as we anticipate that interest rates may be biased to the upside during the first quarter of 2006.


Bishop Street Funds                   26

HIGH GRADE INCOME FUND
--------------------------------------------------------------------------------

                             PERFORMANCE COMPARISON

                 COMPARISON OF CHANGE IN THE VALUE OF A $10,000
                INVESTMENT IN THE HIGH GRADE INCOME FUND, CLASS
              I, VERSUS THE LEHMAN BROTHERS U.S. GOVERNMENT/CREDIT
                     INDEX, THE CONSUMER PRICE INDEX AND THE
                    LIPPER CORPORATE DEBT A-RATED OBJECTIVE.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                Lehman Brothers                      Lipper
                                     U.S.              Consumer     Corporate
           High Grade Income   Government/Credit        Price     Debt A- Rated
            Fund, Class I#           Index              Index       Objective
 1/31/97         10,000              10,000             10,000        10,000
   12/97         10,795              10,962             10,137        10,949
   12/98         11,776              12,000             10,300        11,779
   12/99         11,265              11,742             10,575        11,469
   12/00         12,419              13,133             10,931        12,619
   12/01         13,309              14,250             11,101        13,591
   12/02         14,845              15,821             11,367        14,757
   12/03         15,336              16,559             11,581        15,551
   12/04         15,859              17,253             11,958        16,202
   12/05         16,176              17,662             12,364        16,510

    # Account value if you reinvested income and capital gains.

                          AVERAGE ANNUAL TOTAL RETURNS+
   ---------------------------------------------------------------------
       ONE            ANNUALIZED          ANNUALIZED         ANNUALIZED
      YEAR              3 YEAR              5 YEAR            INCEPTION
     RETURN             RETURN              RETURN             TO DATE
   ---------------------------------------------------------------------
      2.00%              2.91%               5.43%              5.54%   Class I*
   ---------------------------------------------------------------------

    * Commenced operations on 01/30/97.

    + Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


December 31, 2005                     27               www.bishopstreetfunds.com

HIGH GRADE INCOME FUND
--------------------------------------------------------------------------------

                                TOP TEN HOLDINGS+
--------------------------------------------------------------------------------
                                                                    Percentage
                                       Coupon       Maturity           of
                                        Rate          Date         Investments
--------------------------------------------------------------------------------
 1.  U.S. Treasury Bonds               7.250%       05/15/16          5.3%
--------------------------------------------------------------------------------
 2.  U.S. Treasury Bonds               6.250%       08/15/23          3.3%
--------------------------------------------------------------------------------
 3.  U.S. Treasury Bonds               6.375%       08/15/27          2.7%
--------------------------------------------------------------------------------
 4.  U.S. Treasury Bonds               7.500%       11/15/16          2.5%
--------------------------------------------------------------------------------
 5.  FNMA                              7.250%       01/15/10          2.0%
--------------------------------------------------------------------------------
 6.  FHLMC MTN                         4.850%       12/01/09          2.0%
--------------------------------------------------------------------------------
 7.  FNMA                              2.540%       01/12/07          1.9%
--------------------------------------------------------------------------------
 8.  Goldman Sachs Group               6.600%       01/15/12          1.8%
--------------------------------------------------------------------------------
 9.  U.S. Treasury Notes               4.375%       05/15/07          1.8%
--------------------------------------------------------------------------------
10.  Wal-Mart Stores                   8.000%       09/15/06          1.8%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS (UNAUDITED)+

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR GRAPH IN THE PRINTED MATERIAL.]

U.S. Government Agency Obligations                      27.7%
U.S. Treasury Obligations                               24.1%
Financials                                              11.5%
Consumer Discretionary                                   6.4%
Energy                                                   6.2%
Telecommunication Services                               5.7%
Health Care                                              4.8%
Industrials                                              2.7%
Municipal Bonds                                          2.1%
Consumer Staples                                         1.9%
Short-Term Investments                                   1.9%
Utilities                                                1.8%
U.S. Government Mortgage-Backed Obligations              1.6%
Information Technology                                   1.6%
--------------------------------------------------------------------------------

+ PERCENTAGES ARE BASED ON TOTAL INVESTMENTS. EXCLUDES SECURITIES PURCHASED WITH
  CASH COLLATERAL RECEIVED FROM SECURITIES LENDING. NARROW INDUSTRIES ARE UTILIZED FOR COMPLIANCE PURPOSES, WHEREAS BROAD SECTORS ARE UTILIZED FOR REPORTING.

                             STATEMENT OF NET ASSETS

         Face                                                          Market
        Amount                                                         Value
         (000)                                                         (000)
        --------                                                     ---------

                         CORPORATE OBLIGATIONS -- 52.0%

AEROSPACE & DEFENSE -- 1.7%
                  General Dynamics
       $1,000     4.500%, 08/15/10                                   $     984
                  United Technologies
        1,350     6.350%, 03/01/11                                       1,439
                                                                     ---------
                                                                         2,423
                                                                     ---------
AUTOMOTIVE -- 0.5%
                  DaimlerChrysler NA Holding
          700     8.000%, 06/15/10                                         765
                                                                     ---------


Bishop Street Funds                   28

HIGH GRADE INCOME FUND
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                  (CONTINUED)

         Face                                                          Market
        Amount                                                         Value
         (000)                                                         (000)
      ----------                                                     ---------

BANKS -- 1.6%
                  Bank of America
       $2,350     4.875%, 01/15/13                                   $   2,324
                                                                     ---------
BIOTECHNOLOGY -- 0.9%
                  Boston Scientific
        1,350     4.250%, 01/12/11                                       1,282
                                                                     ---------
BROADCASTING & CABLE -- 1.9%
                  TCI Communications
        1,400     7.875%, 08/01/13                                       1,582
                  Turner Broadcasting System
          975     8.375%, 07/01/13                                       1,123
                                                                     ---------
                                                                         2,705
                                                                     ---------
COMPUTER HARDWARE -- 1.0%
                  Dell
        1,325     6.550%, 04/15/08                                       1,370
                                                                     ---------
FINANCIALS -- 18.8%
                  American General Finance MTN, Ser G
        1,400     5.750%, 03/15/07                                       1,412
                  Bank of America (B)
        3,957     4.330%, 01/03/06                                       3,957
                  Bear Stearns (B)
        1,979     4.400%, 01/04/06                                       1,979
                  Bear Stearns MTN (B)(C)
        3,957     4.348%, 01/12/06                                       3,961
                  Boeing Capital
        1,400     6.500%, 02/15/12                                       1,511
                  CIT Group
        1,350     5.000%, 11/24/08                                       1,349
                  Fannie Mae (D)
          625     2.350%, 03/30/09                                         621
                  Ford Motor Credit
        1,400     7.250%, 10/25/11                                       1,210
                  General Electric Capital MTN (B)(C)
        1,583     4.301%, 03/29/06                                       1,584
                  General Electric Capital MTN, Ser A
        2,350     5.450%, 01/15/13                                       2,407
                  Goldman Sachs Group
        2,350     6.600%, 01/15/12                                       2,524
                  JPMorgan Chase
        1,350     3.500%, 03/15/09                                       1,295
                  Sigma Finance MTN (B)(C)
        1,979     4.330%, 07/07/06                                       1,978
                  Unitrin
          850     4.875%, 11/01/10                                         834
                                                                     ---------
                                                                        26,622
                                                                     ---------


December 31, 2005                      29              www.bishopstreetfunds.com

HIGH GRADE INCOME FUND
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                  (CONTINUED)

         Face                                                          Market
        Amount                                                         Value
         (000)                                                         (000)
      ----------                                                     ---------

FOOD & BEVERAGE -- 1.0%
                  ConAgra Foods
       $1,325     7.875%, 09/15/10                                   $   1,459
                                                                     ---------
GENERAL MERCHANDISE -- 2.6%
                  Target
        1,150     6.350%, 01/15/11                                       1,226
                  Wal-Mart Stores
        2,400     8.000%, 09/15/06                                       2,448
                                                                     ---------
                                                                         3,674
                                                                     ---------
HEALTH CARE -- 2.1%
                  Johnson & Johnson
        1,400     6.950%, 09/01/29                                       1,749
                  UnitedHealth Group
        1,250     5.200%, 01/17/07                                       1,249
                                                                     ---------
                                                                         2,998
                                                                     ---------
HOUSEHOLD PRODUCTS -- 0.9%
                  Proctor & Gamble
          475     8.000%, 10/26/29                                         639
                  Rubbermaid
          600     6.600%, 11/15/06                                         609
                                                                     ---------
                                                                         1,248
                                                                     ---------
MACHINERY - INDUSTRIAL -- 1.1%
                  Lennar, Ser B
        1,600     5.500%, 09/01/14                                       1,545
                                                                     ---------
MOVIES & ENTERTAINMENT -- 1.0%
                  Walt Disney MTN
        1,400     6.200%, 06/20/14                                       1,473
                                                                     ---------
OIL & GAS - EQUIPMENT/SERVICES -- 1.4%
                  Baker Hughes
        1,175     6.000%, 02/15/09                                       1,213
                  Kinder Morgan
          675     6.800%, 03/01/08                                         698
                                                                     ---------
                                                                         1,911
                                                                     ---------
OIL & GAS - EXPLORATION/PRODUCTION -- 2.4%
                  Anadarko Petroleum
        1,250     7.200%, 03/15/29                                       1,466
                  Ocean Energy
        1,700     7.250%, 10/01/11                                       1,877
                                                                     ---------
                                                                         3,343
                                                                     ---------


Bishop Street Funds                    30

HIGH GRADE INCOME FUND
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONTINUED)

         Face                                                          Market
        Amount                                                         Value
         (000)                                                         (000)
      ----------                                                     ---------

OIL & GAS - INTEGRATED -- 2.4%
                  BP Amoco
       $1,385     9.125%, 03/01/11                                   $   1,645
                  Occidental Petroleum
        1,600     6.750%, 01/15/12                                       1,756
                                                                     ---------
                                                                         3,401
                                                                     ---------
PHARMACEUTICALS -- 1.7%
                  Abbott Laboratories
        2,400     6.400%, 12/01/06                                       2,431
                                                                     ---------
REAL ESTATE -- 0.8%
                  Post Apartment Homes LP
        1,050     7.700%, 12/20/10                                       1,160
                                                                     ---------
RETAIL - DRUGS -- 1.5%
                  CVS
        2,200     4.875%, 09/15/14                                       2,123
                                                                     ---------
RETAIL - FOOD -- 0.7%
                  McDonald's MTN, Ser E
          900     5.950%, 01/15/08                                         919
                                                                     ---------
SEMI-CONDUCTORS -- 1.5%
                  Applied Materials
          800     6.750%, 10/15/07                                         821
                  Duke Energy
        1,275     4.200%, 10/01/08                                       1,247
                                                                     ---------
                                                                         2,068
                                                                     ---------
TELECOMMUNICATIONS -- 2.7%
                  GTE South, Ser C
          675     6.000%, 02/15/08                                         679
                  New Cingular Wireless Services
        1,350     7.350%, 03/01/06                                       1,356
                  Sprint Capital
        1,475     7.625%, 01/30/11                                       1,626
                  Verizon Global Funding MTN
          100     7.600%, 03/15/07                                         103
                                                                     ---------
                                                                         3,764
                                                                     ---------
TRANSPORTATION SERVICES -- 0.9%
                  FedEx
        1,200     7.250%, 02/15/11                                       1,312
                                                                     ---------
UTILITIES -- 0.9%
                  Dominion Resources
        1,350     4.125%, 02/15/08                                       1,325
                                                                     ---------
TOTAL CORPORATE OBLIGATIONS (Cost $74,633)                              73,645
                                                                     ---------


December 31, 2005                      31              www.bishopstreetfunds.com

HIGH GRADE INCOME FUND
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONTINUED)

         Face                                                          Market
        Amount                                                         Value
         (000)                                                         (000)
      ----------                                                     ---------
                   U.S. GOVERNMENT AGENCY OBLIGATIONS -- 26.9%

                  FHLB
       $  200     6.875%, 08/13/10                                   $     217
        1,000     6.000%, 08/24/15                                       1,007
        1,350     5.375%, 02/15/07                                       1,359
        1,000     5.000%, 02/22/13                                         976
        1,300     4.750%, 08/13/10                                       1,297
        1,400     4.100%, 06/13/08                                       1,379
        1,000     3.875%, 07/24/09                                         972
        1,750     3.875%, 02/12/10 (A)                                   1,694
        1,800     3.750%, 08/15/08                                       1,757
        1,125     3.600%, 10/19/07                                       1,103
        2,500     3.375%, 02/15/08 (A)                                   2,431
          200     2.625%, 02/16/07                                         195
                  FHLMC
        1,300     6.375%, 08/01/11                                       1,307
        1,400     5.200%, 03/05/19                                       1,366
        2,400     5.125%, 10/15/08                                       2,425
        1,000     5.000%, 01/30/14 (A)                                     986
        1,400     4.750%, 05/06/13                                       1,352
        1,500     4.625%, 08/15/08                                       1,492
        1,350     4.375%, 07/30/09                                       1,324
        1,400     4.375%, 03/01/10                                       1,376
                  FHLMC MTN
        2,800     4.850%, 12/01/09                                       2,783
        1,000     3.650%, 05/07/08                                         976
          450     2.500%, 12/04/06 (A)                                     441
                  FNMA
        2,600     7.250%, 01/15/10                                       2,833
        1,400     4.400%, 03/08/10                                       1,381
          800     3.875%, 11/17/08                                         780
          200     3.250%, 03/17/08                                         194
        2,700     2.540%, 01/12/07                                       2,640
                                                                     ---------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $38,555)                 38,043
                                                                     ---------


Bishop Street Funds                    32

HIGH GRADE INCOME FUND
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONTINUED)

         Face                                                          Market
        Amount                                                         Value
         (000)                                                         (000)
      ----------                                                     ---------
                     U.S. TREASURY OBLIGATIONS (A) -- 23.9%

                  U.S. Treasury Bonds
       $2,750     7.500%, 11/15/16                                   $   3,454
        6,000     7.250%, 05/15/16                                       7,367
        3,000     6.375%, 08/15/27                                       3,716
        3,900     6.250%, 08/15/23                                       4,657
        1,000     6.250%, 05/15/30                                       1,242
        1,050     6.000%, 02/15/26                                       1,238
          650     5.375%, 02/15/31                                         730
        1,500     5.250%, 11/15/28                                       1,636
                  U.S. Treasury Notes
        2,500     4.375%, 05/15/07                                       2,498
        1,350     4.375%, 08/15/12                                       1,350
        1,400     4.250%, 08/15/15                                       1,382
        1,200     4.000%, 02/15/14                                       1,168
        1,200     4.000%, 02/15/15                                       1,164
        2,200     2.375%, 08/15/06                                       2,173
                                                                     ---------
TOTAL U.S. TREASURY OBLIGATIONS (Cost $31,371)                          33,775
                                                                     ---------

                         COMMERCIAL PAPER (B)(C) -- 5.6%

                  Morgan Stanley
        7,914     4.330%, 02/15/06                                       7,914
                                                                     ---------
TOTAL COMMERCIAL PAPER (Cost $7,914)                                     7,914
                                                                     ---------

                CERTIFICATES OF DEPOSIT/BANK NOTES (B)(C) -- 5.6%

FINANCIALS -- 5.6%
                  First Tennessee Bank
        7,914     4.330%, 03/21/06                                       7,914
                                                                     ---------
TOTAL CERTIFICATES OF DEPOSIT/BANK NOTES (Cost $7,914)                   7,914
                                                                     ---------


December 31, 2005                     33               www.bishopstreetfunds.com

HIGH GRADE INCOME FUND
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONTINUED)

                                                                       Market
      Shares/Face                                                      Value
      Amount (000)                                                     (000)
    -----------------                                                ---------

                             MUNICIPAL BONDS -- 2.1%

                  California State, GO
       $  500     4.750%, 06/01/35                                   $     502
                  Honolulu City & County, Ser E, GO, FGIC Insured
          500     5.250%, 07/01/20                                         545
                  Honolulu City & County, Waste Water, Senior Ser
                    A, RB, FGIC Insured
          755     5.000%, 07/01/35                                         787
                  Kauai County, Ser A, GO, FGIC Insured
        1,000     5.000%, 08/01/25                                       1,054
                                                                     ---------
TOTAL MUNICIPAL BONDS (Cost $2,864)                                      2,888
                                                                     ---------

                          CASH EQUIVALENTS (E) -- 1.8%

    1,338,208     Dreyfus Cash Management Fund, Institutional
                    Shares, 4.110%                                       1,338
    1,338,208     Fidelity Money Market Fund, Institutional
                    Shares, 4.170%                                       1,338
                                                                     ---------
TOTAL CASH EQUIVALENTS (Cost $2,676)                                     2,676
                                                                     ---------

               U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS -- 1.6%

                  FHLMC
           79     3.500%, 05/01/08                                          76
                  FHLMC, Ser 2764, Cl PH
        1,080     4.000%, 09/15/19                                       1,071
                  FNMA
        1,166     3.500%, 08/01/10                                       1,106
                                                                     ---------
TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS (Cost $2,316)          2,253
                                                                     ---------

                        REPURCHASE AGREEMENTS (B) -- 6.8%

        3,088     Bank of America 4.300%, dated 12/30/05, to be
                  repurchased on 01/03/06, repurchase price
                  $3,089,029 (collateralized by Morgan Stanley
                  Group, par value $2,654,528, 7.250%, 04/01/32;
                  with total market value $3,194,353)                    3,088

        6,447     Lehman Brothers 4.320%, dated 12/30/05, to be
                  repurchased on 01/03/06, repurchase price
                  $6,450,502 (collateralized by Banc of America
                  Mortgage Securities, Ser 2005-1, Cl 1A19, GE
                  Capital Commercial Mortgage, Ser 2005-C3, Cl A7B,
                  Salomon Brothers Mortgage Securities, Ser G97AP,
                  Cl L, and Structured Asset Securities, Ser 1995-2,
                  Cl IIB1, ranging in par value $642,873-$7,806,477, 0.000%-5.250%, 04/01/16-07/10/45; with total
                  market value $6,749,926)                               6,447
                                                                     ---------
TOTAL REPURCHASE AGREEMENTS (Cost $9,535)                                9,535
                                                                     ---------
TOTAL INVESTMENTS (COST $177,778) -- 126.3%                            178,643
                                                                     ---------


Bishop Street Funds                    34

HIGH GRADE INCOME FUND
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONTINUED)

                                                                       Value
                                                                       (000)
                                                                     ---------

                     OTHER ASSETS AND LIABILITIES -- (26.3)%

Payable Upon Return of Securities Loaned                             $ (38,822)
Payable for Capital Shares Redeemed                                       (277)
Income Distribution Payable                                               (207)
Investment Adviser Fees Payable                                            (42)
Administrative Fees Payable                                                (14)
Shareholder Servicing Fees Payable                                         (12)
Trustees' Fees Payable                                                      (1)
Other Assets and Liabilities, Net                                        2,171
                                                                     ---------
TOTAL OTHER ASSETS AND LIABILITIES                                     (37,204)
                                                                     ---------
NET ASSETS -- 100.0%                                                 $ 141,439
                                                                     =========

                                   NET ASSETS:

Fund Shares (unlimited authorization -- no par value)                $ 140,666
Undistributed net investment income                                          9
Accumulated net realized loss on investments                              (101)
Net unrealized appreciation on investments                                 865
                                                                     ---------
NET ASSETS                                                           $ 141,439
                                                                     =========

NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- CLASS I
    ($141,438,703 / 14,065,728 SHARES)                               $   10.06
                                                                     =========

(A) THE SECURITY OR A PORTION OF THE SECURITY IS ON LOAN AT DECEMBER 31, 2005 (SEE NOTE 5 IN THE NOTES TO FINANCIAL STATEMENTS.) THE TOTAL VALUE OF SECURITIES ON LOAN AT DECEMBER 31, 2005 WAS $38,279,432.
(B) THESE SECURITIES WERE PURCHASED WITH CASH COLLATERAL RECEIVED FROM SECURITIES LENDING (SEE NOTE 5 IN THE NOTES TO FINANCIAL STATEMENTS.) THE TOTAL VALUE OF SUCH SECURITIES AS OF DECEMBER 31, 2005 WAS $38,821,788.
(C) FLOATING RATE SECURITY -- THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON DECEMBER 31, 2005. THE MATURITY DATE SHOWN IS THE NEXT SCHEDULED RESET DATE.
(D) STEP BOND -- COUPON RATE INCREASES IN INCREMENTS TO MATURITY. RATE DISCLOSED IS AS OF DECEMBER 31, 2005.
(E) RATE SHOWN IS THE 7-DAY YIELD AS OF DECEMBER 31, 2005.
CL -- CLASS
FGIC -- FINANCIAL GUARANTEE INSURANCE CORPORATION
FHLB -- FEDERAL HOME LOAN BANK
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
GO -- GENERAL OBLIGATION
LP -- LIMITED PARTNERSHIP
MTN -- MEDIUM TERM NOTE
NA -- NATIONAL ASSOCIATION
RB -- REVENUE BOND
SER -- SERIES
COST FIGURES ARE SHOWN WITH "000S" OMITTED.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


December 31, 2005                      35              www.bishopstreetfunds.com

--------------------------------------------------------------------------------
                                  BISHOP STREET
                             MANAGEMENT DISCUSSION
                                     FUNDS
--------------------------------------------------------------------------------

Hawaii Municipal Bond Fund
--------------------------------------------------------------------------------

Returns on municipal securities were mixed in 2005. The municipal yield curve flattened significantly over the year with short-end rates moving higher and long duration securities dropping in yield. Tax-exempt assets with maturities of 1-3 years returned approximately 1 percent for the 12 month period; assets with maturities of over 20 years returned on the average 7.1 percent, highlighting the out-performance of the long end of the municipal curve despite, the Federal Reserve raising interest rates 200 basis points.

Hawaii continued to enjoy solid, widespread economic growth throughout 2005. All four of the state's counties participated in the positive growth, posting significant improvements in visitor arrivals and job creation. In the third quarter, the state saw a 4.4 percent increase in employment, the highest quarterly rate of growth in 15 years. The state of Hawaii and the city and county of Honolulu each hold Aa2 credit ratings from Moody's, only 2 levels below the credit company's highest rating of Aaa.

As an asset class, municipal bonds should continue to perform well relative to other taxable fixed income securities. Balance sheets of municipalities throughout the nation continued to improve as revenues from income and property taxes grew impressively in 2005. However, the risks to the municipal investors include curve steepening with lower overall interest rates, which would allow municipalities to refund outstanding debt, creating excess supply in the market and overall wider spreads.

For the year ending December 31, 2005, the Bishop Street Hawaii Municipal Bond Fund, Class I (the "Fund") returned 2.51%, outperforming the Lipper Hawaii Municipal Debt Objective of 0.43%. The Fund's relatively longer duration contributed to its out-performance of the Hawaii benchmark. Looking forward, we believe that the fund is positioned to benefit from a further flattening of the municipal yield curve as well lower overall interest rates.


Bishop Street Funds                    36

HAWAII MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

                             PERFORMANCE COMPARISON


            COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT
          IN THE HAWAII MUNICIPAL BOND FUND, CLASS I OR CLASS A, VERSUS
       THE LEHMAN BROTHERS MUNICIPAL BOND INDEX, THE CONSUMER PRICE INDEX
                AND THE LIPPER HAWAII MUNICIPAL DEBT OBJECTIVE.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

           Hawaii Municipal   Hawaii Municipal   Lehman Brothers                 Lipper Hawaii
              Bond Fund,         Bond Fund,      Municipal Bond     Consumer     Municipal Debt
               Class I#           Class A#            Index        Price Index     Objective
 12/1/95        10,000              9,575             10,000          10,000         10,000
   12/96        10,421              9,978             10,444          10,328         10,384
   12/97        11,309             10,828             11,405          10,507         11,218
   12/98        11,969             11,461             12,144          10,676         11,842
   12/99        11,652             11,127             11,893          10,961         11,358
   12/00        13,121             12,500             13,283          11,330         12,632
   12/01        13,678             13,016             13,964          11,506         13,141
   12/02        15,048             14,286             15,305          11,782         14,268
   12/03        15,841             15,001             16,119          12,004         14,977
   12/04        16,374             15,466             16,839          12,395         15,449
   12/05        16,785             15,814             17,430          12,815         15,770

    # Account value if you reinvested income and capital gains.

                         AVERAGE ANNUAL TOTAL RETURNS+

    -----------------------------------------------------------------------
     ONE         ANNUALIZED      ANNUALIZED      ANNUALIZED      ANNUALIZED
     YEAR          3 YEAR          5 YEAR         10 YEAR         INCEPTION
    RETURN         RETURN          RETURN         RETURN           TO DATE
    -----------------------------------------------------------------------
     2.51%         3.71%           5.05%           5.32%            5.75%    Class I
     2.25%         3.45%           4.81%           5.15%*           5.60%*   Class A
    -2.10%         1.95%           3.92%           4.70%*           5.18%*   Class A with load**
    -----------------------------------------------------------------------

 * Class A Shares of the Fund were offered beginning June 14, 1999. The performance information shown prior to that represents performance of Class I Shares, which were offered beginning February 16, 1995. Class A Shares performance reflects the maximum front-end sales charge and Rule 12b-1 fees on Class A Shares, neither of which applies to Class I Shares.
** Reflects 4.25% sales charge.
+ Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


December 31, 2005                      37              www.bishopstreetfunds.com

HAWAII MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

                                TOP TEN HOLDINGS+

------------------------------------------------------------------------------------------
                                                                              Percentage
                                                      Coupon      Maturity        of
                                                       Rate         Date      Investments
------------------------------------------------------------------------------------------
 1. Puerto Rico Housing Financing Authority RB         5.000%      12/01/16      2.7%
------------------------------------------------------------------------------------------
 2. Honolulu City & County, Hawaii RB                  5.000%      07/01/35      2.4%
------------------------------------------------------------------------------------------
 3. Hawaii State Department of Budget & Finance RB     5.650%      10/01/27      2.4%
------------------------------------------------------------------------------------------
 4. Honolulu City & County, Hawaii GO                  5.125%      07/01/15      2.1%
------------------------------------------------------------------------------------------
 5. Hawaii State Airport System RB                     5.750%      07/01/17      2.0%
------------------------------------------------------------------------------------------
 6. Puerto Rico Public Buildings Authority RB          5.250%      07/01/25      1.9%
------------------------------------------------------------------------------------------
 7. Maui County, Hawaii GO                             5.000%      03/01/14      1.9%
------------------------------------------------------------------------------------------
 8. Kauai County, Hawaii GO                            5.000%      08/01/26      1.8%
------------------------------------------------------------------------------------------
 9. Hawaii State Airport System RB                     6.500%      07/01/14      1.6%
------------------------------------------------------------------------------------------
10. Honolulu City & County, Hawaii RB                  5.250%      07/01/18      1.5%
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR GRAPH IN THE PRINTED MATERIAL.]

SECTOR WEIGHTINGS (UNAUDITED)+

General Obligation             46.8%
Transportation                 10.3%
Facilities                      7.6%
Higher Education                7.6%
Utilities                       6.6%
Airport                         6.1%
Power                           5.2%
Medical                         3.3%
Single-Family Housing           1.7%
Water                           1.5%
Development                     1.0%
Education                       0.9%
General Revenue                 0.9%
School District                 0.3%
Multi-Family Housing            0.1%
Short-Term Investments          0.1%
--------------------------------------------------------------------------------

+ PERCENTAGES ARE BASED ON TOTAL INVESTMENTS. NARROW INDUSTRIES ARE UTILIZED FOR
  COMPLIANCE PURPOSES, WHEREAS BROAD SECTORS ARE UTILIZED FOR REPORTING.

                             STATEMENT OF NET ASSETS

        Face                                                          Market
       Amount                                                          Value
        (000)                                                          (000)
     ----------                                                      ---------

                            MUNICIPAL BONDS -- 98.5%
CALIFORNIA -- 4.3%
                  California State, GO
       $1,000     5.000%, 02/01/33                                   $   1,031
        1,275     5.000%, 08/01/33                                       1,323
        1,500     4.750%, 06/01/35                                       1,508


Bishop Street Funds                    38

HAWAII MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                  (CONTINUED)

        Face                                                           Market
       Amount                                                          Value
       (000)                                                           (000)
       ------                                                        ---------

CALIFORNIA -- (CONTINUED)
                  Coast, Unified School District, School
                  Facilities District 1-B, GO, FSA Insured (C)
       $1,610     5.050%, 08/01/40                                   $     306
                  Highland, Redevelopment Agency, Project Area
                  No. 1 Tax Allocation, RB, AMBAC Insured
        1,440     5.650%, 12/01/24                                       1,688
                  La Mesa-Spring Valley, School District,
                  Electric of 2002 Project, Ser B, GO, FGIC
                  Insured (C)
          630     5.250%, 08/01/27                                         224
                  San Bernardino, Community College District,
                  GO, FSA Insured (C)
        1,060     5.000%, 08/01/21                                         521
                  San Francisco, Bay Area Transit Financing
                  Authority, Ser A, RB, MBIA Insured
        1,000     4.500%, 07/01/30                                         998
                                                                     ---------
                                                                         7,599
                                                                     ---------
FLORIDA -- 0.3%
                  Leesburg, Utilities, RB, FGIC Insured
          500     5.000%, 10/01/34                                         523
                                                                     ---------
HAWAII -- 80.6%
                  Hawaii County, Refunding & Improvement
                  Project, Ser A, GO,
                  FGIC Insured
          450     5.600%, 05/01/12                                         499
          430     5.600%, 05/01/13                                         481
          400     5.550%, 05/01/09                                         427
                  Hawaii County, Ser A, GO, FGIC Insured
          630     5.500%, 07/15/12                                         691
                  Hawaii County, Ser A, GO, FSA Insured
        1,000     5.625%, 05/15/19                                       1,073
          500     5.400%, 05/15/15                                         534
        1,000     5.250%, 05/15/11                                       1,066
        1,000     5.000%, 07/15/23                                       1,048
                  Hawaii County, Ser A, GO, MBIA Insured
        1,055     5.250%, 07/15/18                                       1,154
        1,205     5.000%, 07/15/15                                       1,304
        1,470     5.000%, 07/15/24                                       1,543
                  Hawaii State, Airport System, RB, AMT, FGIC
                  Insured
        3,235     5.750%, 07/01/17                                       3,514
          280     5.250%, 07/01/21                                         292
                  Hawaii State, Airport System, Second Ser, RB,
                  AMT, ETM
           60     6.900%, 07/01/12                                          67


December 31, 2005                      39            www.bishopstreetfunds.com

HAWAII MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONTINUED)

        Face                                                          Market
       Amount                                                          Value
        (000)                                                          (000)
       ------                                                        --------

HAWAII -- (CONTINUED)
                  Hawaii State, Airport System, Second Ser, RB,
                  AMT, ETM, MBIA Insured
       $1,505     6.900%, 07/01/12                                   $   1,682
                  Hawaii State, Airport System, Ser B, RB, AMT,
                  FGIC Insured
        1,500     6.625%, 07/01/18                                       1,678
        2,500     6.500%, 07/01/14                                       2,797
          500     6.000%, 07/01/19                                         544
                  Hawaii State, Department of Budget & Finance,
                  Electric Company & Subsidiary Project, Ser A,
                  RB, AMT, FGIC Insured
        1,500     4.800%, 01/01/25                                       1,509
                  Hawaii State, Department of Budget & Finance,
                  Electric Company & Subsidiary Project, Ser B,
                  RB, AMT, XLCA Insured
        1,000     5.000%, 12/01/22                                       1,032
                  Hawaii State, Department of Budget & Finance,
                  Hawaiian Electric, Ser A, RB, AMT, AMBAC Insured
          460     5.100%, 09/01/32                                         471
                  Hawaii State, Department of Budget & Finance,
                  Hawaiian Electric, Ser A, RB, AMT, MBIA Insured
          805     6.200%, 05/01/26                                         819
        3,810     5.650%, 10/01/27                                       4,134
                  Hawaii State, Department of Budget & Finance,
                  Hawaiian Electric, Ser C, RB, AMT, AMBAC Insured
        1,000     6.200%, 11/01/29                                       1,097
                  Hawaii State, Department of Budget & Finance,
                  Kapiolani Health Care System Project, RB,
                  Pre-Refunded @ 102 (A)
          100     6.250%, 07/01/06                                         103
                  Hawaii State, Department of Budget & Finance,
                  Queens Health Systems, Ser B, RB, MBIA Insured
          750     5.250%, 07/01/11                                         786
        1,445     5.250%, 07/01/12                                       1,514
        1,275     5.250%, 07/01/13                                       1,336
        1,000     5.250%, 07/01/14                                       1,046
                  Hawaii State, Harbor Capital Improvement, RB,
                  AMT, MBIA Insured
        2,000     5.500%, 07/01/27                                       2,050
          545     5.400%, 07/01/09                                         570
                  Hawaii State, Harbor System, Ser A, RB, AMT,
                  FSA Insured
        2,025     5.750%, 07/01/17                                       2,187
          670     5.750%, 07/01/29                                         717
        1,210     5.700%, 07/01/16                                       1,305
        1,000     5.600%, 07/01/15                                       1,080
                  Hawaii State, Harbor System, Ser B, RB, AMT,
                  AMBAC Insured
          200     5.500%, 07/01/19                                         215


Bishop Street Funds                    40

HAWAII MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONTINUED)

        Face                                                          Market
       Amount                                                          Value
        (000)                                                          (000)
       ------                                                        ---------

HAWAII -- (CONTINUED)
                  Hawaii State, Harbor System, Ser B, RB, AMT,
                  FSA Insured
       $1,000     5.000%, 01/01/13                                   $   1,067
                  Hawaii State, Highway, RB
        1,000     6.000%, 07/01/08                                       1,062
        2,000     6.000%, 07/01/09                                       2,172
                  Hawaii State, Highway, RB, FGIC Insured,
                  Pre-Refunded @ 101 (A)
          405     5.000%, 07/01/08                                         425
                  Hawaii State, Highway, Ser A, RB, FSA Insured
        1,805     5.000%, 07/01/23                                       1,909
                  Hawaii State, Highway, Ser B, RB, FSA Insured
        2,000     5.000%, 07/01/16                                       2,167
                  Hawaii State, Housing, Finance & Development,
                  Single-Family Housing, Ser A, RB, AMT, FNMA
                  Collateral
          710     5.750%, 07/01/30                                         710
          905     5.400%, 07/01/30                                         934
          165     5.250%, 07/01/13                                         170
                  Hawaii State, Housing, Finance & Development,
                  Single-Family Housing, Ser B, RB, FNMA
                  Collateral
        1,000     5.450%, 07/01/17                                       1,030
                  Hawaii State, Housing, Finance & Development,
                  University of Hawaii Faculty Housing Project,
                  RB, AMBAC Insured
          700     5.650%, 10/01/16                                         710
          415     5.000%, 10/01/06                                         421
                  Hawaii State, Kapolei Office Building, Ser A,
                  COP, AMBAC Insured
        1,475     5.250%, 05/01/13                                       1,559
        1,000     5.000%, 05/01/08                                       1,036
        1,000     5.000%, 05/01/14                                       1,050
        1,100     5.000%, 05/01/15                                       1,154
        1,500     5.000%, 05/01/16                                       1,571
        1,000     5.000%, 05/01/17                                       1,047
          500     5.000%, 05/01/18                                         523
                  Hawaii State, No. 1 Capitol District State
                  Office, COP, MBIA Insured
        1,000     5.200%, 05/01/14                                       1,055
          175     5.000%, 05/01/11                                         186
                  Hawaii State, Pacific Health Special Purpose,
                  Ser A, RB
          615     5.600%, 07/01/33                                         642
                  Hawaii State, Ser CL, GO
        1,000     6.000%, 03/01/09                                       1,076
                  Hawaii State, Ser CL, GO, MBIA Insured
          555     6.000%, 03/01/08                                         585
                  Hawaii State, Ser CM, GO, FGIC Insured
        2,000     6.500%, 12/01/13                                       2,376
          500     6.000%, 12/01/09                                         548
        1,500     6.000%, 12/01/11                                       1,694


December 31, 2005                      41              www.bishopstreetfunds.com

HAWAII MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONTINUED)

        Face                                                          Market
       Amount                                                          Value
        (000)                                                          (000)
       ------                                                        ---------

HAWAII -- (CONTINUED)
                  Hawaii State, Ser CP, GO, FGIC Insured
       $   90     5.000%, 10/01/16                                   $      93
                  Hawaii State, Ser CR, GO, MBIA Insured,
                  Pre-Refunded @ 101 (A)
          270     5.250%, 04/01/08                                         284
                  Hawaii State, Ser CU, GO, MBIA Insured
          475     5.750%, 10/01/11                                         522
          550     5.750%, 10/01/12                                         602
                  Hawaii State, Ser CU, GO, MBIA Insured,
                  Pre-Refunded @ 100 (A)
           25     5.750%, 10/01/10                                          28
                  Hawaii State, Ser CV, GO, FGIC Insured
        1,000     5.250%, 08/01/21                                       1,071
                  Hawaii State, Ser CX, GO, FSA Insured
        1,000     5.500%, 02/01/21                                       1,087
                  Hawaii State, Ser DF, GO, AMBAC Insured
        2,400     5.000%, 07/01/25                                       2,529
                  Hawaii State, Ser DG, GO, AMBAC Insured
        2,000     5.000%, 07/01/17                                       2,158
                  Hawaii State, University of Hawaii, Ser A,
                  RB, FGIC Insured
          500     5.500%, 07/15/21                                         546
          500     5.125%, 07/15/32                                         523
                  Hawaii State, University of Hawaii, Ser B,
                  RB, FSA Insured
          320     5.250%, 10/01/16                                         343
          775     5.250%, 10/01/17                                         831
                  Honolulu City & County, Board of Water Supply,
                  Ser A, RB, FGIC Insured
        2,000     5.000%, 07/01/33                                       2,085
                  Honolulu City & County, GO
        1,320     5.400%, 09/27/07                                       1,365
                  Honolulu City & County, GO, ETM
          230     6.000%, 12/01/09                                         252
                  Honolulu City & County, Ser A, GO
           55     6.000%, 01/01/10                                          60
                  Honolulu City & County, Ser A, GO, ETM
          500     6.000%, 01/01/09                                         538
           95     6.000%, 01/01/10                                         104
                  Honolulu City & County, Ser A, GO, MBIA Insured
        1,000     5.250%, 03/01/27                                       1,066
          500     5.250%, 03/01/28                                         533
        1,000     5.000%, 07/01/14                                       1,086
                  Honolulu City & County, Ser B, GO, ETM,
                  FGIC Insured
          635     5.500%, 10/01/11                                         700
                  Honolulu City & County, Ser B, GO, FGIC Insured,
                  Pre-Refunded @ 101 (A)
        2,000     5.125%, 07/01/09                                       2,134


Bishop Street Funds                    42

HAWAII MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONTINUED)

        Face                                                          Market
       Amount                                                          Value
        (000)                                                          (000)
       ------                                                        ---------

HAWAII -- (CONTINUED)
                  Honolulu City & County, Ser B, GO, MBIA Insured
       $  825     5.000%, 07/01/13                                   $     893
                  Honolulu City & County, Ser C, GO, FGIC Insured
          125     5.500%, 11/01/07                                         130
        1,200     5.125%, 07/01/11                                       1,277
        1,100     5.125%, 07/01/15                                       1,169
        3,500     5.000%, 07/01/19                                       3,681
                  Honolulu City & County, Ser D, GO, AMT, FGIC
                  Insured
          245     4.850%, 02/01/10                                         255
                  Honolulu City & County, Ser D, GO, MBIA Insured
          885     5.000%, 07/01/19                                         948
        2,000     5.000%, 07/01/23                                       2,115
                  Honolulu City & County, Ser E, GO, FGIC Insured
        1,500     5.250%, 07/01/20                                       1,635
                  Honolulu City & County, Waipahu Towers Project,
                  Ser A, RB, AMT, GNMA Collateral
          200     6.900%, 06/20/35                                         203
                  Honolulu City & County, Waste Water, 2nd Board
                  Resolution, Junior Ser, RB, FGIC Insured
        1,000     5.250%, 07/01/12                                       1,066
          900     5.250%, 07/01/13                                         960
        1,000     5.250%, 07/01/17                                       1,063
        2,500     5.250%, 07/01/18                                       2,659
        1,000     5.000%, 07/01/23                                       1,048
                  Honolulu City & County, Waste Water, Senior Ser A,
                  RB, FGIC Insured
        4,050     5.000%, 07/01/35                                       4,222
                  Kauai County, Public Improvement, Ser B, GO,
                  MBIA Insured, Pre-Refunded @ 101 (A)
          175     5.200%, 08/01/07                                         182
          165     5.150%, 08/01/07                                         171
          155     5.100%, 08/01/07                                         161
          120     5.050%, 08/01/07                                         124
          140     5.000%, 08/01/07                                         145
          135     4.950%, 08/01/07                                         140
          100     4.850%, 08/01/07                                         103
          120     4.750%, 08/01/07                                         124
                  Kauai County, Ser A, GO, FGIC Insured
        1,610     5.000%, 08/01/21                                       1,713
        2,000     5.000%, 08/01/22                                       2,123
        2,440     5.000%, 08/01/23                                       2,583
        1,555     5.000%, 08/01/24                                       1,641
          500     5.000%, 08/01/25                                         527
        2,900     5.000%, 08/01/26                                       3,052


December 31, 2005                      43              www.bishopstreetfunds.com

HAWAII MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONTINUED)

        Face                                                          Market
       Amount                                                          Value
        (000)                                                          (000)
       ------                                                        ---------

HAWAII -- (CONTINUED)
                  Kauai County, Ser A, GO, FGIC Insured,
                  Pre-Refunded @ 100 (A)
       $5,000     6.250%, 08/01/10                                   $   5,595
                  Kauai County, Ser A, GO, MBIA Insured
          490     5.625%, 08/01/18                                         535
                  Kauai County, Ser A, GO, MBIA Insured,
                  Pre-Refunded @ 100 (A)
          260     5.625%, 08/01/11                                         287
                  Maui County, GO, MBIA Insured
        3,000     5.000%, 03/01/14                                       3,251
        1,100     5.000%, 03/01/24                                       1,158
        1,450     3.800%, 03/01/16                                       1,434
                  Maui County, Ser A, GO
          485     5.375%, 03/01/12                                         525
                  Maui County, Ser A, GO, FGIC Insured
          150     5.000%, 03/01/13                                         156
                  Maui County, Ser A, GO, FGIC Insured,
                  Pre-Refunded @ 101 (A)
          100     5.125%, 03/01/08                                         105
           50     5.000%, 03/01/08                                          52
                  Maui County, Ser A, GO, MBIA Insured
          840     5.000%, 03/01/20                                         879
                  Maui County, Ser B, GO, MBIA Insured
          500     5.000%, 09/01/17                                         537
                                                                     ---------
                                                                       142,411
                                                                     ---------
ILLINOIS -- 1.0%
                  Illinois State, Educational Facilities
                  Authority, Northwestern University, RB
          670     5.000%, 12/01/38                                         691
                  Schaumburg, Ser B, GO, FGIC Insured
        1,000     5.000%, 12/01/38                                       1,031
                                                                     ---------
                                                                         1,722
                                                                     ---------
INDIANA -- 0.8%
                  Elkhart, Community School Building Company,
                  First Meeting, RB, XLCA Insured
        1,500     4.500%, 07/15/24                                       1,506
                                                                     ---------
MASSACHUSETTS -- 0.3%
                  Massachusetts State, Water Resources Authority,
                  Ser J, RB
          500     5.000%, 08/01/42                                         514
                                                                     ---------


Bishop Street Funds                    44

HAWAII MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONTINUED)

        Face                                                          Market
       Amount                                                          Value
        (000)                                                          (000)
       ------                                                        ---------

PUERTO RICO -- 8.7%
                  Commonwealth of Puerto Rico, GO, MBIA Insured
       $1,500     6.500%, 07/01/10                                   $   1,687
          500     6.500%, 07/01/14                                         597
                  Commonwealth of Puerto Rico, Public Improvement,
                  GO, FSA Insured
          435     5.000%, 07/01/21                                         460
                  Commonwealth of Puerto Rico, Public Improvement,
                  Ser A, GO
        1,000     5.000%, 07/01/27                                       1,021
                  Puerto Rico, Electric Power Authority, Ser DD,
                  RB, FSA Insured
        1,000     5.000%, 07/01/28                                       1,031
                  Puerto Rico, Electric Power Authority, Ser HH,
                  RB, FSA Insured
          500     5.250%, 07/01/29                                         536
                  Puerto Rico, Housing Financing Authority,
                  Capital Funding Program, RB
        4,360     5.000%, 12/01/16                                       4,627
                  Puerto Rico, Housing, Banking & Financing Agency,
                  Single-Family Mortgage, Affordable Housing Mortgage,
                  Portfolio I, RB, AMT, GNMA/FNMA/FHLMC Collateral
          180     6.100%, 10/01/15                                         182
                  Puerto Rico, Industrial Tourist Educational
                  Medical Environmental Control Facilities,
                  Hospital Auxilio Mutuo Obligation Group,
                  Ser A, RB, MBIA Insured
          300     6.250%, 07/01/24                                         303
                  Puerto Rico, Public Buildings Authority, Ser F, RB
        3,000     5.250%, 07/01/25                                       3,360
                  Puerto Rico, University of Puerto Rico, Ser O, RB,
                  MBIA Insured
        1,500     5.750%, 06/01/19                                       1,631
                                                                     ---------
                                                                        15,435
                                                                     ---------
TEXAS -- 1.1%
                  Harris County, Houston Texas Sports Authority,
                  Ser A, Special RB, MBIA Insured (C)
        5,000     5.400%, 11/15/40                                         737
                  Mckinney, GO, XLCA Insured
        1,145     5.000%, 08/15/24                                       1,201
                                                                     ---------
                                                                         1,938
                                                                     ---------
WASHINGTON -- 1.4%
                  Washington State, University of Washington,
                  RB, FSA Insured
        2,315     5.000%, 06/01/23                                       2,439
                                                                     ---------
TOTAL MUNICIPAL BONDS (Cost $168,610)                                  174,087
                                                                     ---------


December 31, 2005                      45              www.bishopstreetfunds.com

HAWAII MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONTINUED)

                                                                      Market
                                                                       Value
       Shares                                                          (000)
      --------                                                       ---------

                          CASH EQUIVALENTS (B) -- 0.1%

       93,968     Dreyfus Tax-Exempt Cash Management Fund,
                   Institutional Shares, 3.200%                      $      94
       93,968     Fidelity Money Market Tax-Exempt Fund,
                   Institutional Shares, 3.190%                             94
                                                                     ---------
TOTAL CASH EQUIVALENTS (Cost $188)                                         188
                                                                     ---------
TOTAL INVESTMENTS (COST $168,798) -- 98.6%                             174,275
                                                                     ---------

                      OTHER ASSETS AND LIABILITIES -- 1.4%

Income Distribution Payable                                               (466)
Payable for Fund Shares Redeemed                                          (170)
Investment Adviser Fees Payable                                            (29)
Shareholder Servicing Fees Payable                                         (15)
Administrative Fees Payable                                                (11)
Distribution Fees Payable                                                   (7)
Trustees' Fees Payable                                                      (2)
Other Assets and Liabilities, Net                                        3,153
                                                                     ---------
TOTAL OTHER ASSETS AND LIABILITIES                                       2,453
                                                                     ---------
NET ASSETS -- 100.0%                                                 $ 176,728
                                                                     =========

                                   NET ASSETS:

Fund Shares (unlimited authorization -- no par value)                $ 171,196
Undistributed net investment income                                         48
Accumulated net realized gain on investments                                 7
Net unrealized appreciation on investments                               5,477
                                                                     ---------
NET ASSETS                                                           $ 176,728
                                                                     =========

NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- CLASS I
    ($145,213,395 / 13,485,917 SHARES)                               $   10.77
                                                                     =========

NET ASSET VALUE AND REDEMPTION
    PRICE PER SHARE -- CLASS A
    ($31,514,991 / 2,926,230 SHARES)                                 $   10.77
                                                                     =========

MAXIMUM OFFERING PRICE PER SHARE --
    CLASS A SHARES ($10.77 / 97.00%)                                 $   11.10
                                                                     =========


Bishop Street Funds                    46

HAWAII MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONTINUED)

(A) PREREFUNDED SECURITY -- THE MATURITY DATE SHOWN IS THE PRE-REFUNDED DATE.
(B) RATE SHOWN IS THE 7-DAY YIELD AS OF DECEMBER 31, 2005.
(C) ZERO COUPON SECURITY -- THE RATE REPORTED IS THE EFFECTIVE YIELD AT TIME OF PURCHASE.
AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE COMPANY
AMT   -- ALTERNATIVE MINIMUM TAX
COP   -- CERTIFICATE OF PARTICIPATION
ETM   -- ESCROWED TO MATURITY
FGIC  -- FINANCIAL GUARANTEE INSURANCE CORPORATION
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA  -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
FSA   -- FINANCIAL SECURITY ASSURANCE
GNMA  -- GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
GO    -- GENERAL OBLIGATION
MBIA  -- MUNICIPAL BOND INVESTORS ASSURANCE
RB    -- REVENUE BOND
SER   -- SERIES
XLCA  -- XL CAPITAL

 COST FIGURES ARE SHOWN WITH "000S" OMITTED.

 THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


December 31, 2005                      47              www.bishopstreetfunds.com

--------------------------------------------------------------------------------
                                  BISHOP STREET
                             MANAGEMENT DISCUSSION
                                     FUNDS
--------------------------------------------------------------------------------

                   MONEY MARKET & TREASURY MONEY MARKET FUNDS
--------------------------------------------------------------------------------

Economic growth in the U.S. continued at a steady pace during 2005 despite increases in short term interest rates. Growth was led primarily by healthy consumer spending while corporate capital expenditures were soft. Unemployment declined throughout the year to levels last seen in 2001 and the labor sector added in excess of 2 million jobs (Bureau of Labor Statistics: Non-farm Payrolls), contributing to consumer strength. The manufacturing sector remained robust despite the difficulties plaguing the U.S. automotive industry. A demand driven rise in commodity and energy prices around the globe has led to increased pricing pressure for intermediate goods. There is, however, scant evidence of transmission to core consumer prices (ex. food and energy).

The yield curve flattened in 2005 as the Federal Reserve policy makers increased the Federal Funds target rate at each meeting during the year. Thirteen consecutive increases in monetary policy rates have reduced the term premium in the U.S. Treasury yield curve. The alignment of short term and long term interest rates has brought an end to the "carry" trade which had benefited from the previously steep curve. At year end, the Federal Open Market Committee indicated that the monetary policy tightening campaign was nearing an end and that current policy rates may no longer be accommodative. Markets, however, continue to price in 1-2 additional Federal Funds Rate increases in 2006.

Significant increases in short term interest rates have been followed by healthy inflows into money market funds. Money market yields often increase more quickly than bank deposit rates in rising yield environments and therefore offer more attractive opportunities for investors. Taxable money funds increased 6% in 2005 to $1.659 trillion.


Bishop Street Funds                    48

--------------------------------------------------------------------------------
                                                                          [LOGO]

                                                                          BISHOP
                                                                          STREET
                                                                           FUNDS
--------------------------------------------------------------------------------

The Money Market and Treasury Money Market Funds (the "Funds") were maintained at a conservative maturity stance which enabled us to continually reinvest at increasing yield levels throughout 2005. As monetary policy rates approach neutral levels, however, we expect that opportunities to capture additional yield premium by extending the maturity of the Funds will emerge in 2006.

While growth is strong and inflation is benign, we are conscious of the risks posed by rising energy and commodity prices. The direction of future interest rates in the U.S. has become "data dependent". We believe that the Federal Funds rate will reach a level of 5.00% in 2006, after which the Fed will pause to reassess the state of the economy. We expect that the future direction of interest rates will become clearer with time. We continue to strive to improve the yield of the Funds while maintaining a high level of credit quality.


December 31, 2005                      49              www.bishopstreetfunds.com

MONEY MARKET FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS (UNAUDITED)+

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR GRAPH IN THE PRINTED MATERIAL.]

Commercial Paper                        62.9%
Certificates of Deposit/Bank Notes      13.3%
U.S. Government Agency Obligations      10.5%
Asset Backed Securities                  8.2%
Corporate Obligations                    3.6%
Collateralized Mortgage Obligations      1.5%
--------------------------------------------------------------------------------

+ PERCENTAGES ARE BASED ON TOTAL INVESTMENTS.

                             STATEMENT OF NET ASSETS

        Face
       Amount                                                          Value
        (000)                                                          (000)
       ------                                                        ---------

                          COMMERCIAL PAPER (B) -- 62.4%

AUTO FINANCE -- 4.6%
                  BMW Vehicle Lease Trust
       $9,500     4.182%, 01/03/06                                   $   9,498
                                                                     ---------
BANKS -- 30.6%
                  ANZ
        3,800     4.372%, 02/22/06                                       3,776
                  Danske Bank
        9,000     4.296%, 01/30/06                                       8,969
                  Deutsche Ausgleichsbank
        9,000     4.394%, 01/03/06                                       8,998
                  Lloyds TSB Bank
        8,500     4.285%, 01/17/06                                       8,484
                  Royal Bank of Canada
        8,000     4.018%, 01/11/06                                       7,991
                  Societe Generale
        6,000     4.164%, 01/27/06                                       5,982
        3,000     4.279%, 02/01/06                                       2,989
                  UBS Finance
        9,500     4.192%, 01/03/06                                       9,498
                  Westpack Banking
        6,400     4.382%, 02/28/06                                       6,355
                                                                     ---------
                                                                        63,042
                                                                     ---------
FINANCIALS -- 27.2%
                  Abbey National Treasury Services
        9,000     4.324%, 01/03/06                                       8,998
                  ABN-Amro North America Finance
        7,500     4.262%, 01/19/06                                       7,484
                  Atlantic Asset Securitization
        9,000     4.248%, 01/06/06                                       8,995


Bishop Street Funds                    50

MONEY MARKET FUND
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONTINUED)

        Face
       Amount                                                          Value
        (000)                                                          (000)
       ------                                                        ---------

FINANCIALS -- (CONTINUED)
                  CBA Finance
       $2,000     4.152%, 01/03/06                                   $   2,000
        7,000     4.272%, 01/31/06                                       6,975
        1,000     4.441%, 03/14/06                                         991
                  Chariot Funding
        5,700     4.338%, 01/31/06                                       5,679
                  Charta
        6,000     4.113%, 01/19/06                                       5,988
                  Svenska Handels New York
        5,000     4.286%, 02/16/06                                       4,973
                  Svenska Handelsbank
        4,000     4.098%, 01/20/06                                       3,991
                                                                     ---------
                                                                        56,074
                                                                     ---------
TOTAL COMMERCIAL PAPER (Cost $128,614)                                 128,614
                                                                     ---------

                  CERTIFICATES OF DEPOSIT/BANK NOTES -- 18.0%

                  Barclays Capital New York
        8,000     4.300%, 02/01/06                                       8,000
                  Citigroup
        4,500     4.125%, 01/20/06                                       4,500
                  Dresdner Funding Trust I
        8,500     4.100%, 01/17/06                                       8,500
                  Toronto Dominion New York
        8,000     4.290%, 01/23/06                                       8,000
                  Wells Fargo Bank
        8,000     4.310%, 01/26/06                                       8,000
                                                                     ---------
TOTAL CERTIFICATES OF DEPOSIT/BANK NOTES (Cost $37,000)                 37,000
                                                                     ---------

                   U.S. GOVERNMENT AGENCY OBLIGATIONS -- 11.1%

                  FHLB (B)
        5,000     4.161%, 01/25/06                                       4,986
                  FHLMC
        6,000     3.990%, 01/24/06                                       5,985
        4,000     2.180%, 01/30/06                                       3,987
                  FNMA (B)
        8,000     4.208%, 01/26/06                                       7,977
                                                                     ---------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $22,935)                 22,935
                                                                     ---------


December 31, 2005                      51              www.bishopstreetfunds.com

MONEY MARKET FUND
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONTINUED)

        Face
       Amount                                                          Value
        (000)                                                          (000)
      --------                                                       ---------

                        ASSET BACKED SECURITIES -- 10.2%

AUTO FINANCE -- 7.5%
                  Americredit Automobile Receivables Trust,
                  Ser 2005-CF, Cl A1
       $1,809     3.845%, 09/06/06                                   $   1,809
                  Honda Auto Receivables Owner Trust, Ser
                  2005-4, Cl A1
        1,452     3.827%, 08/21/06                                       1,452
                  Honda Auto Receivables Owner Trust,
                  Ser 2005-6, Cl A1
        4,000     4.512%, 12/18/06                                       4,000
                  Nissan Auto Lease Trust, Ser 2005-A, Cl A1
        3,813     4.271%, 11/15/06                                       3,813
                  Volkswagen Auto Loan Enhanced Trust,
                  Ser 2005-1, Cl A1
        4,376     4.366%, 11/20/06                                       4,376
                                                                     ---------
                                                                        15,450
                                                                     ---------
MORTGAGE RELATED -- 1.6%
                  Lothian Mortgages, Ser 4A, Cl A1 (C)
        1,675     4.369%, 01/24/06                                       1,675
                  Permanent Financing, Ser 7, Cl 1A
        1,540     4.320%, 03/10/06                                       1,540
                                                                     ---------
                                                                         3,215
                                                                     ---------
OTHER (C)-- 1.1%
                  GE Commercial Equipment Financing,
                  Ser 2005-1A, Cl  A1
        2,281     3.994%, 09/22/06                                       2,281
                                                                     ---------
TOTAL ASSET BACKED SECURITIES (Cost $20,946)                            20,946
                                                                     ---------

                        CORPORATE OBLIGATIONS (A) -- 3.8%

FINANCIALS -- 3.8%
                  American Express Centurion
        3,500     4.339%, 02/28/06                                       3,500
                  General Electric Capital
        2,300     4.440%, 10/06/06                                       2,300
                  General Electric Capital MTN
        2,000     4.470%, 12/15/06                                       2,000
                                                                     ---------
TOTAL CORPORATE OBLIGATIONS (Cost $7,800)                                7,800
                                                                     ---------
TOTAL INVESTMENTS (COST $217,295) -- 105.5%                            217,295
                                                                     ---------


Bishop Street Funds                    52

MONEY MARKET FUND
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONTINUED)

                                                                       Value
                                                                       (000)
                                                                     ---------

                     OTHER ASSETS AND LIABILITIES -- (5.5%)

Cash Overdraft                                                       $  (9,147)
Payable for Capital Shares Redeemed                                     (1,734)
Income Distribution Payable                                               (548)
Administrative Fees Payable                                                (20)
Investment Adviser Fees Payable                                            (19)
Shareholder Servicing Fees Payable                                         (18)
Distribution Fees Payable                                                   (7)
Trustees' Fees Payable                                                      (2)
Other Assets and Liabilities, Net                                          185
                                                                     ---------
TOTAL OTHER ASSETS AND LIABILITIES                                     (11,310)
                                                                     ---------
NET ASSETS -- 100.0%                                                 $ 205,985
                                                                     =========

                                   NET ASSETS:

Fund Shares (unlimited authorization -- no par value)                $ 206,012
Distributions in Excess of Net Investment Income                            (4)
Accumulated Net Realized Loss on Investments                               (23)
                                                                     ---------
NET ASSETS                                                           $ 205,985
                                                                     =========

NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- CLASS I
    ($170,454,783 / 170,482,899 SHARES)                              $    1.00
                                                                     =========

NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- CLASS A
    ($35,530,615 / 35,531,815 SHARES)                                $    1.00
                                                                     =========

(A) FLOATING RATE SECURITY -- THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON DECEMBER 31, 2005. THE MATURITY DATE SHOWN IS THE NEXT SCHEDULED RESET DATE.
(B) REPRESENTS THE EFFECTIVE YIELD AT THE DATE OF PURCHASE.
(C) SECURITIES SOLD WITHIN THE TERMS OF PRIVATE PLACEMENT MEMORANDUM, EXCEPT FROM REGISTRATION UNDER SECTION 3A-4, 4(2) OR 144A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY BE SOLD ONLY TO DEALERS IN THAT PROGRAM OR OTHER "ACCREDITED INVESTORS."
CL    -- CLASS
FHLB  -- FEDERAL HOME LOAN BANK
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA  -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
MTN   -- MEDIUM TERM NOTE
SER   -- SERIES
COST FIGURES ARE SHOWN WITH "000S" OMITTED.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


December 31, 2005                      53              www.bishopstreetfunds.com

TREASURY MONEY MARKET FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS (UNAUDITED)+

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR GRAPH IN THE PRINTED MATERIAL.]

U.S. Treasury Obligations      94.6%
Repurchase Agreement            5.4%
--------------------------------------------------------------------------------

+ PERCENTAGES BASED ON TOTAL INVESTMENTS.

                             STATEMENT OF NET ASSETS

        Face
       Amount                                                          Value
        (000)                                                          (000)
       ------                                                        ---------

                     U.S. TREASURY OBLIGATIONS (A) -- 97.0%

                  U.S. Treasury Bills
      $10,000     3.557%, 01/05/06                                   $   9,996
       15,000     4.026%, 01/17/06                                      14,977
       40,000     3.589%, 01/19/06                                      39,924
       15,000     3.684%, 01/26/06                                      14,962
       10,000     3.858%, 02/02/06                                       9,966
       20,000     3.871%, 02/09/06                                      19,917
       15,000     3.902%, 02/16/06                                      14,926
        8,000     3.869%, 03/09/06                                       7,943
       10,000     4.008%, 03/16/06                                       9,919
       45,000     3.913%, 03/23/06                                      44,607
       15,000     3.956%, 04/06/06                                      14,845
       15,000     3.995%, 04/13/06                                      14,832
                                                                     ---------
TOTAL U.S. TREASURY OBLIGATIONS (Cost $216,814)                        216,814
                                                                     ---------

                          REPURCHASE AGREEMENT -- 5.5%

       12,400     Lehman Brothers 3.250%, dated 12/30/05,
                  to be repurchased on 01/03/06, repurchase
                  price $12,401,593 (collateralized by a
                  U.S. Treasury Note, par value $11,710,000,
                  5.750%, 08/15/10; total market value $12,652,260)
                  (Cost $12,400)                                        12,400
                                                                     ---------
TOTAL INVESTMENTS (COST $229,214) -- 102.5%                            229,214
                                                                     ---------


Bishop Street Funds                    54

TREASURY MONEY MARKET FUND
--------------------------------------------------------------------------------

                             STATEMENT OF NET ASSETS
                                   (CONTINUED)

                                                                       Value
                                                                       (000)
                                                                     ---------

                     OTHER ASSETS AND LIABILITIES -- (2.5)%

Payable for Investment Securities Purchased                          $ (14,977)
Income Distribution Payable                                               (662)
Administrative Fees Payable                                                (22)
Shareholder Servicing Fees Payable                                         (19)
Investment Adviser Fee Payable                                              (9)
Trustees' Fees Payable                                                      (2)
Other Assets and Liabilities, Net                                       10,091
                                                                     ---------
TOTAL OTHER ASSETS AND LIABILITIES                                      (5,600)
                                                                     ---------
NET ASSETS -- 100.0%                                                 $ 223,614
                                                                     =========

                                   NET ASSETS:

Fund Shares of Institutional Shares (unlimited
authorization -- no par value)                                       $ 223,668
Accumulated net realized loss on investments                               (54)
                                                                     ---------
TOTAL NET ASSETS                                                     $ 223,614
                                                                     =========

NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- INSTITUTIONAL CLASS
    ($223,613,711 / 223,669,395 SHARES)                              $    1.00
                                                                     =========

(A) REPRESENTS THE EFFECTIVE YIELD AT THE DATE OF PURCHASE.
COST FIGURES ARE SHOWN WITH "000S" OMITTED.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE  FINANCIAL STATEMENTS.


December 31, 2005                      55              www.bishopstreetfunds.com

BISHOP STREET FUNDS
--------------------------------------------------------------------------------

                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2005
                                 (IN THOUSANDS)

                                                                           Tax           High
                                             Large Cap    Strategic      Managed        Grade
                                              Growth        Growth        Equity        Income
                                               Fund          Fund          Fund          Fund
----------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividend Income                          $  1,702       $   724         $ 667       $    72
   Interest Income                                --            --            --         6,449
   Securities Lending, Net                        22            --            --            82
----------------------------------------------------------------------------------------------
   Total Investment Income                     1,724           724           667         6,603
----------------------------------------------------------------------------------------------
EXPENSES:
   Investment Adviser Fees                       893           744           264           793
   Shareholder Servicing Fee                     302           251            89           361
   Administrative Fees                           241           201            71           289
   Distribution Fees, Class A                      1            --            --            --
   Transfer Agent Fees                            52            38            30            53
   Professional Fees                              30            37            11            44
   Trustees' Fees                                 17            13             5            20
   Custody Fees                                   12            10             4            14
   Printing Fees                                  12            12             4            15
   Registration Fees                               5             3             6             4
   Miscellaneous Expenses                         19            10             6            29
----------------------------------------------------------------------------------------------
      Total Expenses                           1,584         1,319           490         1,622
----------------------------------------------------------------------------------------------
      Less Waivers:
        Investment Adviser Fees                  (90)           --           (48)         (185)
        Shareholder Servicing Fees              (181)         (151)          (54)         (216)
        Administrative Fees                     (105)          (88)          (31)         (125)
----------------------------------------------------------------------------------------------
            Total Waivers                       (376)         (239)         (133)         (526)
----------------------------------------------------------------------------------------------
      Net Expenses                             1,208         1,080           357         1,096
----------------------------------------------------------------------------------------------
   Net Investment Income (Loss)                  516          (356)          310         5,507
----------------------------------------------------------------------------------------------
Net Realized Gain (Loss) on Investments       11,372         3,839           (27)          880
Change in Unrealized Appreciation
   (Depreciation) on Investments             (12,061)        9,564            25        (3,598)
----------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
   on Investments                               (689)       13,403            (2)       (2,718)
----------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
   Resulting from Operations                  ($ 173)      $13,047         $ 308       $ 2,789
==============================================================================================

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


Bishop Street Funds                    56

BISHOP STREET FUNDS
--------------------------------------------------------------------------------

                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2005
                                 (IN THOUSANDS)

                                             Hawaii                     Treasury
                                           Municipal        Money        Money
                                              Bond          Market       Market
                                              Fund           Fund         Fund
-------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividend Income                           $    35        $   --      $    --
   Interest Income                             8,027         6,691        7,208
-------------------------------------------------------------------------------
   Total Investment Income                     8,062         6,691        7,208
-------------------------------------------------------------------------------
EXPENSES:
   Investment Adviser Fees                       624           618          710
   Shareholder Servicing Fee                     446           515          591
   Administrative Fees                           356           412          473
   Distribution Fees, Class A                     78            64           --
   Transfer Agent Fees                            70            71           54
   Professional Fees                              56            64           69
   Trustees' Fees                                 24            28           33
   Printing Fees                                  19            28           25
   Custody Fees                                   18            20           24
   Registration Fees                               5             5            5
   Miscellaneous Expenses                         47            32           64
-------------------------------------------------------------------------------
      Total Expenses                           1,743         1,857        2,048
-------------------------------------------------------------------------------
      Less Waivers:
        Investment Adviser Fees                 (185)         (273)        (447)
        Shareholder Servicing Fees              (267)         (309)        (355)
        Administrative Fees                     (232)         (179)        (206)
-------------------------------------------------------------------------------
            Total Waivers                       (684)         (761)      (1,008)
-------------------------------------------------------------------------------
      Net Expenses                             1,059         1,096        1,040
-------------------------------------------------------------------------------
   Net Investment Income                       7,003         5,595        6,168
-------------------------------------------------------------------------------
Net Realized Gain (Loss) on Investments        1,417            (1)          (7)
-------------------------------------------------------------------------------
Change in Unrealized Depreciation
   on Investments                             (4,087)           --           --
-------------------------------------------------------------------------------
Net Realized and Unrealized Loss
   on Investments                             (2,670)           (1)          (7)
-------------------------------------------------------------------------------
Increase in Net Assets
   Resulting from Operations                 $ 4,333        $5,594      $ 6,161
===============================================================================
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


December 31, 2005                      57              www.bishopstreetfunds.com

BISHOP STREET FUNDS
--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS
                        FOR THE YEARS ENDED DECEMBER 31,
                                 (IN THOUSANDS)

                                                                                Large Cap
                                                                               Growth Fund
------------------------------------------------------------------------------------------------
                                                                            2005          2004
------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES FROM OPERATIONS:
   Net Investment Income                                                  $     516    $   1,039
   Net Realized Gain on Investments                                          11,372        2,061
   Change in Unrealized Appreciation (Depreciation)
     on Investments                                                         (12,061)       2,789
------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets Resulting from Operations                 (173)       5,889
------------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
   Net Investment Income:
     Class I Shares                                                            (523)      (1,043)
     Class A Shares                                                              (1)          (6)
------------------------------------------------------------------------------------------------
        Total Dividends                                                        (524)      (1,049)
------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
   Class I Shares:
     Proceeds from Shares Issued                                              8,226       38,484
     Reinvestments of Cash Distributions                                        403          711
     Proceeds from Shares Issued in Connection with Conversion
       from Class A Shares(1)                                                 1,428           --
     Cost of Shares Redeemed                                                (91,416)     (30,690)
------------------------------------------------------------------------------------------------
        Total Class I Capital Share Transactions                            (81,359)       8,505
------------------------------------------------------------------------------------------------
   Class A Shares:
     Proceeds from Shares Issued                                                  2          144
     Reinvestments of Cash Distributions                                         --            3
     Value of Shares Liquidated in Connection with Conversion
       to Class I Shares(1)                                                  (1,428)          --
     Cost of Shares Redeemed                                                    (99)        (161)
------------------------------------------------------------------------------------------------
        Total Class A Capital Share Transactions                             (1,525)         (14)
------------------------------------------------------------------------------------------------
 Net Increase (Decrease) in Net Assets
   From Capital Share Transactions                                          (82,884)       8,491
------------------------------------------------------------------------------------------------
   Total Increase (Decrease) in Net Assets                                  (83,581)      13,331
------------------------------------------------------------------------------------------------
NET ASSETS:
     Beginning of Year                                                      171,296      157,965
------------------------------------------------------------------------------------------------
     End of Year                                                          $  87,715    $ 171,296
================================================================================================
Undistributed Net Investment Income                                       $      --    $      --
================================================================================================
SHARE TRANSACTIONS:
   Class I Shares:
     Shares Issued                                                              858        4,055
     Shares Issued in Lieu of Cash Distributions                                 42           74
     Shares Issued in Connection with Conversion from Class A Shares(1)         155           --
     Shares Redeemed                                                         (9,545)      (3,249)
------------------------------------------------------------------------------------------------
        Total Class I Share Transactions                                     (8,490)         880
------------------------------------------------------------------------------------------------
   Class A Shares:
     Shares Issued                                                               --           15
     Shares Issued in Lieu of Cash Distributions                                 --           --
     Value of Shares Liquidated in Connection with Conversion
       to Class I Shares(1)                                                    (156)          --
     Shares Redeemed                                                            (10)         (17)
------------------------------------------------------------------------------------------------
        Total Class A Share Transactions                                       (166)          (2)
------------------------------------------------------------------------------------------------
 Net Increase (Decrease) in Shares Outstanding from Share Transactions       (8,656)         878
================================================================================================

(1) ON APRIL 29, 2005, CLASS A SHARES OF THE BISHOP STREET EQUITY FUND WERE CONVERTED TO CLASS I SHARES. SEE NOTE 1 IN NOTES TO FINANCIAL STATEMENTS FOR ADDITIONAL INFORMATION.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


Bishop Street Funds                    58

BISHOP STREET FUNDS
--------------------------------------------------------------------------------

                       STATEMENTS OF CHANGES IN NET ASSETS
                        FOR THE YEARS ENDED DECEMBER 31,
                                 (IN THOUSANDS)

                                                            Strategic                Tax Managed
                                                           Growth Fund               Equity Fund
------------------------------------------------------------------------------------------------------
                                                         2005        2004          2005        2004
------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES FROM OPERATIONS:
   Net Investment Income (Loss)                       $    (356)   $    (217)   $     310    $     253
   Net Realized Gain (Loss) on Investments                3,839        1,549          (27)       1,216
   Change in Unrealized Appreciation on Investments       9,564        5,453           25          706
------------------------------------------------------------------------------------------------------
   Increase in Net Assets Resulting from Operations      13,047        6,785          308        2,175
------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income:
     Class I Shares                                          --           --         (311)        (254)
   Capital Gains:
     Class I Shares                                      (2,019)          --          (49)      (1,183)
------------------------------------------------------------------------------------------------------
        Total Dividends and Distributions                (2,019)          --         (360)      (1,437)
------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
   Class I Shares:
     Proceeds from Shares Issued                         46,780       34,231       11,074        3,777
     Reinvestments of Cash Distributions                  1,500           --           29           80
     Cost of Shares Redeemed                            (15,135)      (8,693)     (12,355)      (3,828)
------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
   From Capital Share Transactions                       33,145       25,538       (1,252)          29
------------------------------------------------------------------------------------------------------
   Total Increase (Decrease) in Net Assets               44,173       32,323       (1,304)         767
------------------------------------------------------------------------------------------------------
NET ASSETS:
     Beginning of Year                                   79,168       46,845       35,575       34,808
------------------------------------------------------------------------------------------------------
     End of Year                                      $ 123,341    $  79,168    $  34,271    $  35,575
======================================================================================================
Accumulated Net Investment Loss/Distributions
   in Excess of Net Investment Income                 $      (8)   $     (15)   $      (1)   $      --
======================================================================================================
SHARE TRANSACTIONS:
   Class I Shares:
     Shares Issued                                        3,544        2,842          921          311
     Shares Issued in Lieu of Cash Distributions            105           --            2            7
     Shares Redeemed                                     (1,105)        (715)      (1,019)        (316)
------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Shares Outstanding from
   Share Transactions                                     2,544        2,127          (96)           2
======================================================================================================

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


December 31, 2005                      59              www.bishopstreetfunds.com

BISHOP STREET FUNDS
--------------------------------------------------------------------------------

                       STATEMENTS OF CHANGES IN NET ASSETS
                        FOR THE YEARS ENDED DECEMBER 31,
                                 (IN THOUSANDS)

                                                                       High Grade             Hawaii Municipal
                                                                      Income Fund                Bond Fund
-----------------------------------------------------------------------------------------------------------------
                                                                    2005        2004          2005         2004
-----------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES FROM OPERATIONS:
   Net Investment Income                                         $   5,507    $   5,305    $   7,003    $   7,014
   Net Realized Gain on Investments                                    880          837        1,417        1,678
   Change in Unrealized Depreciation on Investments                 (3,598)      (1,214)      (4,087)      (2,892)
-----------------------------------------------------------------------------------------------------------------
   Increase in Net Assets Resulting from Operations                  2,789        4,928        4,333        5,800
-----------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income:
     Class I Shares                                                 (5,502)      (5,288)      (5,833)      (5,870)
     Class A Shares                                                     (3)         (10)      (1,167)      (1,133)
   Capital Gains:
     Class I Shares                                                 (1,158)        (546)      (1,183)      (1,540)
     Class A Shares                                                     --           (1)        (252)        (317)
-----------------------------------------------------------------------------------------------------------------
         Total Dividends and Distributions                          (6,663)      (5,845)      (8,435)      (8,860)
-----------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
   Class I Shares:
     Proceeds from Shares Issued                                    18,810       40,169       18,692       14,569
     Reinvestments of Cash Distributions                             3,659        2,530        1,160        1,202
     Proceeds from Shares Issued in Connection with Conversion
       from Class A Shares(1)                                          310           --           --           --
     Cost of Shares Redeemed                                       (34,634)     (19,460)     (19,845)     (15,048)
-----------------------------------------------------------------------------------------------------------------
         Total Class I Capital Share Transactions                  (11,855)      23,239            7          723
-----------------------------------------------------------------------------------------------------------------
   Class A Shares:
     Proceeds from Shares Issued                                        96            2        2,724        2,467
     Reinvestments of Cash Distributions                                 1            7          652          680
     Value of Shares Liquidated in Connection with Conversion
       to Class I Shares(1)                                           (310)          --           --           --
     Cost of Shares Redeemed                                           (14)         (57)      (1,612)      (3,099)
-----------------------------------------------------------------------------------------------------------------
         Total Class A Capital Share Transactions                     (227)         (48)       1,764           48
-----------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                                      (12,082)      23,191        1,771          771
-----------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease) in Net Assets                         (15,956)      22,274       (2,331)      (2,289)
-----------------------------------------------------------------------------------------------------------------
NET ASSETS:
     Beginning of Year                                             157,395      135,121      179,059      181,348
-----------------------------------------------------------------------------------------------------------------
     End of Year                                                 $ 141,439    $ 157,395    $ 176,728    $ 179,059
=================================================================================================================
Undistributed Net Investment Income                              $       9    $       9    $      48    $      45
=================================================================================================================
SHARE TRANSACTIONS:
   Class I Shares:
     Shares Issued                                                   1,834        3,890        1,710        1,310
     Shares Issued in Lieu of Cash Distributions                       358          244          107          108
     Shares Issued in Connection with Conversion
       from Class A Shares(1)                                           30           --           --           --
     Shares Redeemed                                                (3,370)      (1,881)      (1,813)      (1,356)
-----------------------------------------------------------------------------------------------------------------
         Total Class I Share Transactions                           (1,148)       2,253            4           62
-----------------------------------------------------------------------------------------------------------------
   Class A Shares:
     Shares Issued                                                      10           --          249          221
     Shares Issued in Lieu of Cash Distributions                        --            1           60           61
     Value of Shares Liquidated in Connection with Conversion
       to Class I Shares(1)                                            (30)          --           --           --
     Shares Redeemed                                                    (2)          (6)        (149)        (280)
-----------------------------------------------------------------------------------------------------------------
         Total Class A Share Transactions                              (22)          (5)         160            2
-----------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Shares Outstanding
   from Share Transactions                                          (1,170)       2,248          164           64
=================================================================================================================

(1) ON APRIL 29, 2005, CLASS A SHARES OF THE BISHOP STREET HIGH GRADE INCOME FUND WERE CONVERTED TO CLASS I SHARES.
      SEE NOTE 1 IN NOTES TO FINANCIAL STATEMENTS FOR ADDITIONAL INFORMATION. AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


Bishop Street Funds                    60

BISHOP STREET FUNDS
--------------------------------------------------------------------------------

                       STATEMENTS OF CHANGES IN NET ASSETS
                        FOR THE YEARS ENDED DECEMBER 31,
                                 (IN THOUSANDS)

                                                             Money Market             Treasury Money
                                                                 Fund                  Market Fund
--------------------------------------------------------------------------------------------------------
                                                          2005         2004          2005        2004
--------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES FROM OPERATIONS:
   Net Investment Income                                $   5,595    $   2,031    $   6,168    $   2,158
   Net Realized Loss on Investments                            (1)          (2)          (7)         (46)
--------------------------------------------------------------------------------------------------------
   Increase in Net Assets Resulting from Operations         5,594        2,029        6,161        2,112
--------------------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
   Net Investment Income:
     Class I Shares                                        (4,936)      (1,908)      (6,178)      (2,173)
     Class A Shares                                          (663)        (122)          --           --
--------------------------------------------------------------------------------------------------------
        Total Dividends                                    (5,599)      (2,030)      (6,178)      (2,173)
--------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (ALL AT $1.00 PER SHARE):
   Class I Shares:
     Proceeds from Shares Issued                          456,536      443,764      554,900      501,131
     Reinvestments of Cash Distributions                      192           83           13            6
     Cost of Shares Redeemed                             (454,204)    (458,078)    (539,435)    (563,288)
--------------------------------------------------------------------------------------------------------
        Total Class I Capital Share Transactions            2,524      (14,231)      15,478      (62,151)
--------------------------------------------------------------------------------------------------------
   Class A Shares:
     Proceeds from Shares Issued                          157,534       47,431           --           --
     Reinvestments of Cash Distributions                      646           99           --           --
     Cost of Shares Redeemed                             (140,448)     (47,170)          --           --
--------------------------------------------------------------------------------------------------------
        Total Class A Capital Share Transactions           17,732          360           --           --
--------------------------------------------------------------------------------------------------------
 Net Increase (Decrease) in Net Assets
   from Capital Share Transactions                         20,256      (13,871)      15,478      (62,151)
--------------------------------------------------------------------------------------------------------
   Total Increase (Decrease) in Net Assets                 20,251      (13,872)      15,461      (62,212)
--------------------------------------------------------------------------------------------------------
 NET ASSETS:
     Beginning of Year                                    185,734      199,606      208,153      270,365
--------------------------------------------------------------------------------------------------------
     End of Year                                        $ 205,985    $ 185,734    $ 223,614    $ 208,153
========================================================================================================
Undistributed (Distributions in Excess of)
   Net Investment Income                                $      (4)   $      --    $      --    $      10
========================================================================================================

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


December 31, 2005                      61              www.bishopstreetfunds.com

BISHOP STREET FUNDS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS ENDED DECEMBER 31,

                                                                                          DIVIDENDS AND
                                             INVESTMENT ACTIVITIES                      DISTRIBUTIONS FROM
                                         ------------------------------                --------------------
                                                                             TOTAL
                             NET ASSET                    NET REALIZED    INVESTMENT                              TOTAL
                              VALUE,          NET        AND UNREALIZED   ACTIVITIES       NET                  DIVIDENDS
                             BEGINNING    INVESTMENT     GAIN (LOSS) ON      FROM      INVESTMENT   CAPITAL        AND
                             OF PERIOD   INCOME (LOSS)     INVESTMENTS    OPERATIONS     INCOME      GAINS    DISTRIBUTIONS
                             ---------   -------------   --------------   ----------   ----------   -------   -------------
-----------------------
LARGE CAP GROWTH FUND
-----------------------
CLASS I SHARES:
2005(1)                        $ 9.78       $ 0.04           $ 0.11         $ 0.15      $(0.04)     $   --       $(0.04)
2004(1)                          9.49         0.06             0.29           0.35       (0.06)         --        (0.06)
2003(1)                          7.53         0.04             1.96           2.00       (0.04)         --        (0.04)
2002(1)                         10.08         0.02            (2.55)         (2.53)      (0.02)         --        (0.02)
2001                            13.55           --            (3.47)         (3.47)         --          --           --
-----------------------
STRATEGIC GROWTH FUND
-----------------------
CLASS I SHARES:
2005(1)                        $13.08       $(0.05)          $ 1.56         $ 1.51      $   --      $(0.24)      $(0.24)
2004(1)                         11.93        (0.05)            1.20           1.15          --          --           --
2003(1)                          8.64        (0.06)            3.35           3.29          --          --           --
2002(2)                         10.00        (0.03)           (1.33)         (1.36)         --          --           --
-----------------------
TAX MANAGED EQUITY FUND
-----------------------
CLASS I SHARES:
2005(1)                        $12.32       $ 0.10           $(0.01)        $ 0.09      $(0.11)     $(0.02)      $(0.13)
2004(1)                         12.06         0.09             0.68           0.77       (0.09)      (0.42)       (0.51)
2003(1)                          9.83         0.07             2.25           2.32       (0.07)      (0.02)       (0.09)
2002(3)                         10.00         0.01            (0.17)         (0.16)      (0.01)         --        (0.01)
-----------------------
HIGH GRADE INCOME FUND
-----------------------
CLASS I SHARES:
2005(1)                        $10.33       $ 0.39           $(0.19)        $ 0.20      $(0.39)     $(0.08)      $(0.47)
2004(1)                         10.40         0.38            (0.03)          0.35       (0.38)      (0.04)       (0.42)
2003(1)                         10.67         0.42            (0.07)          0.35       (0.42)      (0.20)       (0.62)
2002                            10.00         0.46             0.67           1.13       (0.46)         --        (0.46)
2001                             9.81         0.50             0.19           0.69       (0.50)         --        (0.50)

 + TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
 *  ANNUALIZED
(1) PER SHARE NET INVESTMENT INCOME AMOUNT CALCULATED USING AVERAGE SHARES.
(2) COMMENCED OPERATIONS ON JULY 1, 2002.
(3) COMMENCED OPERATIONS ON NOVEMBER 13, 2002.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.


Bishop Street Funds                    62

--------------------------------------------------------------------------------

                                                                     RATIO OF      RATIO OF EXPENSES   RATIO OF NET
                             NET ASSET                NET ASSETS,   EXPENSES TO       TO AVERAGE        INVESTMENT
                              VALUE,                    END OF        AVERAGE         NET ASSETS       INCOME (LOSS)   PORTFOLIO
                              END OF        TOTAL       PERIOD          NET          EXCLUDING FEE      TO AVERAGE     TURNOVER
                              PERIOD       RETURN+       (000)        ASSETS            WAIVERS         NET ASSETS       RATE
                             ---------    --------    -----------   ------------   -----------------   -------------   ---------
-----------------------
LARGE CAP GROWTH FUND
-----------------------
CLASS I SHARES:
2005(1)                       $ 9.89        1.59%      $ 87,715        1.00%              1.31%            0.43%           40%
2004(1)                         9.78        3.72        169,685        1.00               1.30             0.67            42
2003(1)                         9.49       26.62        156,381        1.00               1.28             0.48            43
2002(1)                         7.53      (25.06)       129,981        1.00               1.27             0.24            60
2001                           10.08      (25.61)       216,412        1.00               1.27               --            86
-----------------------
STRATEGIC GROWTH FUND
-----------------------
CLASS I SHARES:
2005(1)                       $14.35       11.52%      $123,341        1.07%              1.31%            (0.35)%         55%
2004(1)                        13.08        9.64         79,168        1.05               1.29             (0.38)          59
2003(1)                        11.93       38.08         46,845        1.17               1.41             (0.57)          59
2002(2)                         8.64      (13.60)        19,899        1.25*              1.67*            (0.61)*         50
-----------------------
TAX MANAGED EQUITY FUND
-----------------------
CLASS I SHARES:
2005(1)                       $12.28        0.68%      $ 34,271        1.00%              1.37%            0.87%           29%
2004(1)                        12.32        6.40         35,575        1.00               1.34             0.74            36
2003(1)                        12.06       23.66         34,808        1.00               1.43             0.68            34
2002(3)                         9.83       (1.57)        24,635        1.00*              1.50*            0.99*            1
-----------------------
HIGH GRADE INCOME FUND
-----------------------
CLASS I SHARES:
2005(1)                       $10.06        2.00%      $141,439        0.76%              1.13%            3.82%           45%
2004(1)                        10.33        3.41        157,170        0.76               1.11             3.68            45
2003(1)                        10.40        3.31        134,845        0.76               1.10             3.91            48
2002                           10.67       11.54        138,516        0.76               1.09             4.45            19
2001                           10.00        7.16        124,416        0.76               1.09             5.02            89

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


December 31, 2005                      63              www.bishopstreetfunds.com

BISHOP STREET FUNDS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS ENDED DECEMBER 31,

                                                                                          DIVIDENDS AND
                                             INVESTMENT ACTIVITIES                      DISTRIBUTIONS FROM
                                         ------------------------------                --------------------
                                                                             TOTAL
                             NET ASSET                    NET REALIZED    INVESTMENT                              TOTAL
                              VALUE,          NET        AND UNREALIZED   ACTIVITIES       NET                  DIVIDENDS
                             BEGINNING    INVESTMENT     GAIN (LOSS) ON      FROM      INVESTMENT   CAPITAL        AND
                             OF PERIOD      INCOME         INVESTMENTS    OPERATIONS     INCOME      GAINS    DISTRIBUTIONS
                             ---------   -------------   --------------   ----------   ----------   -------   -------------
---------------------------
HAWAII MUNICIPAL BOND FUND
---------------------------
CLASS I SHARES:
2005(2)                         $11.02       $ 0.43          $(0.16)        $ 0.27       $(0.43)    $(0.09)      $(0.52)
2004(2)                          11.21         0.44           (0.07)          0.37        (0.44)     (0.12)       (0.56)
2003(2)                          11.20         0.45            0.13           0.58        (0.45)     (0.12)       (0.57)
2002                             10.66         0.47            0.57           1.04        (0.46)     (0.04)       (0.50)
2001                             10.70         0.49           (0.04)          0.45        (0.49)        --        (0.49)
CLASS A SHARES:
2005(2)                         $11.02       $ 0.41          $(0.16)        $ 0.25       $(0.41)    $(0.09)      $(0.50)
2004(2)                          11.21         0.41           (0.07)          0.34        (0.41)     (0.12)       (0.53)
2003(2)                          11.20         0.42            0.13           0.55        (0.42)     (0.12)       (0.54)
2002                             10.66         0.44            0.58           1.02        (0.44)     (0.04)       (0.48)
2001                             10.69         0.46           (0.02)          0.44        (0.47)        --        (0.47)
---------------------------
MONEY MARKET FUND
---------------------------
CLASS I SHARES:
2005(2)                         $ 1.00       $ 0.03          $   --         $ 0.03       $(0.03)    $   --       $(0.03)
2004(2)                           1.00         0.01              --           0.01        (0.01)        --        (0.01)
2003(2)                           1.00         0.01              --           0.01        (0.01)        --        (0.01)
2002                              1.00         0.01              --           0.01        (0.01)        --        (0.01)
2001                              1.00         0.04              --           0.04        (0.04)        --        (0.04)
CLASS A SHARES:
2005(2)                         $ 1.00       $ 0.03          $   --         $ 0.03       $(0.03)    $   --       $(0.03)
2004(2)                           1.00         0.01              --           0.01        (0.01)        --        (0.01)
2003(2)                           1.00         0.01              --           0.01        (0.01)        --        (0.01)
2002                              1.00         0.01              --           0.01        (0.01)        --        (0.01)
2001(1)                           1.00         0.02              --           0.02        (0.02)        --        (0.02)
---------------------------
TREASURY MONEY MARKET FUND
---------------------------
CLASS I SHARES:
2005(2)                         $ 1.00       $ 0.03          $   --         $ 0.03       $(0.03)    $   --       $(0.03)
2004(2)                           1.00         0.01              --           0.01        (0.01)        --        (0.01)
2003(2)                           1.00         0.01              --           0.01        (0.01)        --        (0.01)
2002                              1.00         0.01              --           0.01        (0.01)        --        (0.01)
2001                              1.00         0.04              --           0.04        (0.04)        --        (0.04)

 + TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL RETURN DOES NOT REFLECT THE SALES CHARGE ON CLASS A SHARES. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
 *  ANNUALIZED
(1) COMMENCED OPERATIONS ON MAY 1, 2001.
(2) PER SHARE NET INVESTMENT INCOME AMOUNT CALCULATED USING AVERAGE SHARES. AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.


Bishop Street Funds                    64

--------------------------------------------------------------------------------

                                                                     RATIO OF      RATIO OF EXPENSES   RATIO OF NET
                             NET ASSET                NET ASSETS,   EXPENSES TO       TO AVERAGE        INVESTMENT
                              VALUE,                    END OF        AVERAGE         NET ASSETS          INCOME       PORTFOLIO
                              END OF        TOTAL       PERIOD          NET          EXCLUDING FEE      TO AVERAGE     TURNOVER
                              PERIOD       RETURN+       (000)        ASSETS            WAIVERS         NET ASSETS       RATE
                             ---------    --------    -----------   ------------   -----------------   -------------   ---------
--------------------------
HAWAII MUNICIPAL BOND FUND
--------------------------
CLASS I SHARES:
2005(2)                       $10.77        2.51%       $145,213        0.55%              0.93%            3.97%         41%
2004(2)                        11.02        3.36         148,575        0.55               0.92             3.97          40
2003(2)                        11.21        5.27         150,373        0.45               0.91             4.01          38
2002                           11.20       10.02         150,287        0.45               0.89             4.23          26
2001                           10.66        4.24         137,206        0.45               0.88             4.54           4
CLASS A SHARES:
2005(2)                       $10.77        2.25%         31,515        0.80%              1.18%            3.72%         41%
2004(2)                        11.02        3.10          30,484        0.80               1.17             3.72          40
2003(2)                        11.21        5.01          30,975        0.70               1.16             3.76          38
2002                           11.20        9.75          33,456        0.70               1.14             3.98          26
2001                           10.66        4.13          30,499        0.70               1.13             4.29           4
--------------------------
MONEY MARKET FUND
--------------------------
CLASS I SHARES:
2005(2)                       $ 1.00        2.78%       $170,455        0.50%              0.87%            2.73%        n/a
2004(2)                         1.00        0.92         167,910        0.50               0.84             0.90         n/a
2003(2)                         1.00        0.76         182,166        0.50               0.83             0.76         n/a
2002                            1.00        1.34         238,498        0.50               0.81             1.33         n/a
2001                            1.00        3.86         309,935        0.50               0.82             3.71         n/a
CLASS A SHARES:
2005(2)                       $ 1.00        2.53%       $ 35,531        0.75%              1.12%            2.60%        n/a
2004(2)                         1.00        0.67          17,824        0.75               1.09             0.65         n/a
2003(2)                         1.00        0.50          17,440        0.75               1.08             0.41         n/a
2002                            1.00        1.08             188        0.75               1.06             1.10         n/a
2001(1)                         1.00        1.96             500        0.75*              1.07*            2.66*        n/a
--------------------------
TREASURY MONEY MARKET FUND
--------------------------
CLASS I SHARES:
2005(2)                       $ 1.00        2.62%       $223,614        0.44%              0.87%            2.61%        n/a
2004(2)                         1.00        0.91         208,153        0.44               0.84             0.89         n/a
2003(2)                         1.00        0.74         270,365        0.44               0.83             0.75         n/a
2002                            1.00        1.29         331,678        0.44               0.83             1.28         n/a
2001                            1.00        3.68         372,422        0.44               0.85             3.68         n/a

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


December 31, 2005                      65              www.bishopstreetfunds.com

BISHOP STREET FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION
      The Bishop Street Funds (the "Trust") are registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Bishop Street Funds consist of a series of seven funds (each a Fund, collectively the "Funds") which includes the Large Cap Growth Fund (previously known as the "Equity Fund"), Strategic Growth Fund, Tax Managed Equity Fund, High Grade Income Fund, Hawaii Municipal Bond Fund, Money Market Fund and the Treasury Money Market Fund. Class A Shares of the Hawaii Municipal Bond Fund are subject to a sales load as disclosed in the prospectus. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Funds' prospectus provides a description of each Fund's investment objectives, policies and strategies.
      Prior to April 29, 2005, the Large Cap Growth Fund and High Grade Income Fund offered Class A Shares and Class I Shares. Effective April 29, 2005, Class A Shares were fully liquidated and converted as Class I Shares.

2. SIGNIFICANT ACCOUNTING POLICIES
      The following is a summary of significant accounting policies followed by the Trust.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS
      The  preparation  of financial  statements in conformity  with  accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION
      The Funds' investments in equity securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. Prices for most securities held in the Funds are provided daily by recognized


Bishop Street Funds                    66

--------------------------------------------------------------------------------

independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.
      Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Funds' Board of Trustees (the "Board"). The Funds' Fair Value Procedures are implemented through a Fair Value Pricing Committee (the "Committee") designated by the Funds' Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.
      Investment securities held by the Money Market and Treasury Money Market Funds are stated at amortized cost, which approximates market value. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

SECURITY TRANSACTIONS AND INVESTMENT INCOME
      Security transactions are accounted for on trade date. Costs used in determining net realized capital gains and losses on the sale of securities are on the basis of specific identification. Interest income is recorded on the accrual basis; dividend income is recorded on ex-dividend date.
      Discounts and premiums are accreted or amortized over the life of each security and are recorded as interest income. The Large Cap Growth, Strategic Growth, Tax Managed Equity, High Grade Income and Hawaii Municipal Bond Funds use the scientific interest method, which approximates the effective interest method. The Money Market and Treasury Money Market Funds use the straight line method.

REPURCHASE AGREEMENTS
      Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements are repurchased. The Funds may also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained in a segregated account by the broker's custodian bank. Provisions of repurchase agreements and procedures adopted by the Adviser (see Note 3) monitor that the market value of the collateral is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.


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BISHOP STREET FUNDS
--------------------------------------------------------------------------------

CLASSES
      Class-specific expenses are borne by that class of shares. Income, realized and unrealized gains/losses and non class-specific expenses are allocated to the respective class on the basis of relative daily net assets.

EXPENSES
      Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are prorated to the Funds on the basis of relative net assets.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
      Dividends from net investment income are declared daily and paid on a monthly basis for the High Grade Income, Hawaii Municipal Bond, Money Market and Treasury Money Market Funds. The Large Cap Growth, Strategic Growth and Tax Managed Equity Funds declare and pay dividends from any net investment income on a quarterly basis. Any net realized capital gains will be distributed at least annually for all Funds. Distributions to shareholders are recorded on the ex-dividend date.

ILLIQUID SECURITIES
      Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed. At December 31, 2005, there were no illiquid securities held by the Funds.

CASH OVERDRAFT CHARGES
      Per the terms of an informal agreement with Union Bank of California, N.A., the custodian of the Funds, if a fund has a cash overdraft on a given day, it will be assessed an overdraft charge of 110% of the current Fed Funds rate. Cash overdraft charges are included in miscellaneous expenses on the Statement of Operations.

3. INVESTMENT ADVISORY AND CUSTODIAN AGREEMENT

      Investment advisory services are provided to the Funds by Bishop Street Capital Management (the "Adviser"), a registered adviser and wholly-owned subsidiary of First Hawaiian Bank. First Hawaiian Bank is a subsidiary of Banc West Corporation, itself a subsidiary of BNP Paribas. The Adviser is entitled to receive an annual fee of 0.74% of the average daily net assets of the Large Cap Growth, Strategic Growth and the Tax Managed Equity Funds, 0.55% of the average daily net assets of the High Grade Income Fund, 0.35% of the average daily net assets of the Hawaii Municipal Bond Fund, and 0.30% of the average daily net assets of the Money Market and Treasury Money Market Funds (collectively, the "Money Market Funds"). The Adviser has voluntarily agreed to waive a portion of its advisory fee to the extent necessary to keep operating expenses at or below certain percentages of the respective average daily net assets. The voluntary expense limitations are as follows: Large Cap Growth Fund (Class I) 1.00%, Strategic Growth Fund (Class I) 1.25%, Tax Managed Equity Fund (Class I) 1.00%, High Grade Income Fund (Class I) 0.76%, Hawaii Municipal Bond Fund (Class I) 0.55%, Hawaii Municipal Bond Fund (Class A) 0.80%,


Bishop Street Funds                    68

--------------------------------------------------------------------------------


Money Market Fund (Class I) 0.50%, Money Market Fund (Class A) 0.75% and Treasury Money Market Fund (Class I) 0.44%.
      BNP Paribas Asset Management, Inc. ("BNP PAM") serves as the investment sub-adviser for the Strategic Growth Fund, pursuant to a sub-adviser agreement. BNP PAM is entitled to receive from the Adviser a fee, computed daily and paid monthly, at the annual rate of 0.37% of the average daily net assets of the Strategic Growth Fund.
      Fischer, Francis, Trees & Watts ("FFTW") serves as the investment sub-adviser for the Money Market Funds, pursuant to a sub-adviser agreement dated July 1, 2005, as approved by shareholders on August 15, 2005. FFTW is entitled to receive from the Adviser a fee, computed daily and paid monthly, at the annual rate of 0.060% of the average daily net assets of the Money Market Funds up to $500 million and 0.020% of the average daily net assets of the Money Market Funds in excess of $500 million. Prior to July 1, 2005, Wellington Management Company, LLP served as the investment sub-adviser for the Money Market Funds. Wellington was entitled to receive from the Adviser a fee, computed daily and paid monthly, at the annual rate of 0.075% of the average daily net assets of the Money Market Funds up to $500 million and 0.020% of the average daily net assets of the Money Market Funds in excess of $500 million.
      Union Bank of California, N.A. acts as custodian (the "Custodian") for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

4. ADMINISTRATIVE, TRANSFER AGENT AND DISTRIBUTION SERVICES

      Pursuant to an administration agreement dated January 27, 1995, (the "Agreement") SEI Investments Global Funds Services ("GFS"), a wholly owned subsidiary of SEI Investments Company, acts as the Trust's Administrator. Under the terms of the Agreement, GFS is entitled to receive an annual fee of 0.20% of the average daily net assets of the Funds. GFS has voluntarily agreed to waive a portion of its administrative fee to the extent necessary to keep operating expenses at or below certain percentages of the respective average daily net assets.
      Pursuant to an agreement dated January 30, 1995, DST Systems, Inc. ("DST") acts as the Transfer Agent of the Trust. As such, DST provides transfer agency, dividend disbursing and shareholder services to the Trust.
      SEI Investments Distribution Co. ("SIDCO"), a wholly owned subsidiary of SEI Investments Company, acts as the Trust's Distributor pursuant to a distribution agreement dated June 10, 1999. The Funds have adopted a Distribution Plan (the "Plan") on behalf of Class A Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan provides that Class A Shares will bear the cost of their distribution expenses. SIDCO, as compensation for its services under the Plan, receives a distribution fee, computed daily and payable monthly, of 0.25% of the average daily net assets attributable to each Fund's Class A Shares.
      The Trust has adopted and entered into a shareholder service plan and agreement with SIDCO. Each Fund pays to SIDCO a shareholder servicing fee at an annual rate of 0.25% of the average daily net asset value of all shares of each Fund, which is computed daily and


December 31, 2005                      69              www.bishopstreetfunds.com

BISHOP STREET FUNDS
--------------------------------------------------------------------------------


paid monthly. Under the shareholder service plan, SIDCO may perform, or may compensate other service providers for performing various shareholder and administrative services. SIDCO may also retain as profit any difference between the fee it receives and amount it pays to third parties. For the period, SIDCO paid the entire amount of fees received under the shareholder service plan to First Hawaiian Bank, the Parent Company of Bishop Street Capital Management, for shareholder services performed for the Funds. SIDCO has voluntarily agreed to waive a portion of its shareholder servicing fee to the extent necessary to keep operating expenses at or below certain percentages of the respective average daily net assets.
      Certain ministerial officers of the Trust are also ministerial officers of the Administrator. Such officers are paid no fees by the Trust.

5. SECURITIES LENDING

      Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). No Fund will lend portfolio securities to its investment adviser, sub-adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily, although the borrower will be required to deliver collateral of 102% of the market value of borrowed securities. Although the risk of lending is mitigated by the collateral, the Fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. Securities lending on the Statement of Operations is net of commissions to the security lending agent.

6. INVESTMENT TRANSACTIONS

      The cost of security purchases and the proceeds from the sale and maturities of securities, other than short-term investments for the year ended December 31, 2005 are presented below for the Funds.

                           Large Cap    Strategic        Tax        High Grade    Hawaii
                            Growth       Growth        Managed        Income     Municipal
                             Fund         Fund       Equity Fund       Fund      Bond Fund
                             (000)        (000)         (000)          (000)       (000)
                           ---------    ---------    -----------    ----------   ---------
Purchases
  U.S.
    Government
    Securities             $      --    $      --    $        --    $   31,584   $      --
  Other                       47,511       84,326         10,084        27,449      73,378

Sales and Maturities
  U.S.
    Government
    Securities             $      --    $      --    $        --    $   42,379   $      --
  Other                       128,722      54,162         11,530        33,185      70,089


Bishop Street Funds                    70

7. FEDERAL TAX INFORMATION

      It is each Fund's intention to continue to qualify as a regulated investment company for federal income tax purposes under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of its taxable income and net capital gains. Accordingly, no provision for federal income taxes is required. The timing and characterization of certain income and capital gains distributions are determined annually in accordance with Federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for the reporting period may differ from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise.

      Accordingly, the following permanent differences, primarily attributable to net operating loss, paydown gains and losses, reclassification of distributions, and expiration of capital loss carryforwards have been reclassified:

                              Undistributed     Accumulated       Paid
                             Net Investment      Realized          in
                                 Income            Gain         Capital
                                  (000)            (000)         (000)
                             --------------     -----------     --------
Large Cap Growth Fund            $   8            $   --          $ (8)
Strategic Growth Fund              363              (359)           (4)
High Grade Income Fund              (2)                2            --
Money Market Fund                   --                 2            (2)

      The tax character of dividends and distributions declared during the years ended December 31, 2005 and December 31, 2004 were as follows:

                     Ordinary   Tax Exempt      Long-Term
                      Income      Income      Capital Gain     Total
                       (000)       (000)          (000)        (000)
                     --------   ----------    ------------    -------
Large Cap Growth
   Fund
   2005               $  524      $  --         $    --       $  524
   2004                1,049         --              --        1,049
Strategic Growth
   Fund
   2005               $   --      $  --         $ 2,019       $2,019
   2004                   --         --              --           --
Tax Managed
   Equity Fund
   2005               $  311      $  --         $    49       $  360
   2004                  311         --           1,126        1,437


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BISHOP STREET FUNDS
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                     Ordinary    Tax Exempt     Long-Term
                      Income       Income     Capital Gain     Total
                       (000)        (000)         (000)        (000)
                     ---------   ---------    ------------   --------
High Grade
   Income Fund
   2005               $6,284      $   --         $  379       $6,663
   2004                5,298          --            547        5,845
Hawaii Municipal
   Bond Fund
   2005               $   24      $7,000         $1,411       $8,435
   2004                   71       7,003          1,786        8,860
Money Market Fund
   2005               $5,599      $   --         $   --       $5,599
   2004                2,030          --             --        2,030
Treasury Money
   Market Fund
   2005               $6,178      $   --         $   --       $6,178
   2004                2,173          --             --        2,173

      As of December 31, 2005, the components of Distributable Earnings (Accumulated Losses) on a tax basis were as follows:

                                                                                               Treasury
                      Large Cap   Strategic       Tax      High Grade    Hawaii     Money       Money
                       Growth       Growth      Managed      Income     Municipal   Market      Market
                        Fund         Fund     Equity Fund     Fund      Bond Fund    Fund        Fund
                        (000)       (000)        (000)       (000)        (000)     (000)       (000)
                      ---------   ----------  -----------  ----------   ---------  --------    --------
Undistributed
   (Distributions in
   excess of) net
   investment
   income              $     --    $     --     $      7    $      9    $     --   $     (4)   $     --
Undistributed
   tax exempt
   income                    --          --           --          --           2         --          --
Undistributed
   long-term
   capital gain              --       2,042           --          --           7         --          --
Capital loss
   carryforwards        (52,057)         --          (30)         --          --        (23)        (54)
Post-October
   Losses                    --          --           --         (44)         --         --          --
Other Temporary
   Differences               --          (8)         (10)         --          --         --          --
Unrealized
   appreciation           6,408      22,858        6,828         808       5,523         --          --
                       --------    --------     --------    --------    --------   --------    --------
Total Distributable
   Earnings
   (Accumulated
   Losses)             $(45,649)   $ 24,892     $  6,795    $    773    $  5,532   $    (27)   $    (54)
                       ========    ========     ========    ========    ========   ========    ========


Bishop Street Funds                    72

--------------------------------------------------------------------------------


      For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward for a maximum period of eight years and applied against future capital gains as follows:

                                                                                         Treasury
              Large Cap   Strategic       Tax       High Grade    Hawaii      Money       Money
                Growth     Growth       Managed       Income     Municipal    Market      Market
                Fund        Fund      Equity Fund      Fund      Bond Fund     Fund        Fund
                (000)       (000)        (000)         (000)       (000)      (000)       (000)
              ----------  ---------   -----------   ----------   ---------   --------   ---------
Dec. 2008           --       --           --            --          --          (2)         --
Dec. 2009      (24,675)      --           --            --          --         (18)         --
Dec. 2010      (25,686)      --           --            --          --          --          --
Dec. 2011       (1,696)      --           --            --          --          --          --
Dec. 2012           --       --           --            --          --          --         (27)
Dec. 2013           --       --          (30)           --          --          (3)        (27)

      During the year ended December 31, 2005 the Large Cap Growth Fund, utilized capital loss carryforwards of $11,595,848, to offset realized capital gains.

      Post-October losses represent losses realized on investment transactions from November 1, 2005 through December 31, 2005 that, in accordance with Federal income tax regulations the Funds have elected to defer and treat as having arisen in the following fiscal year.

      The aggregate gross unrealized appreciation and depreciation of securities held by the Large Cap Growth, Strategic Growth, Tax Managed Equity, High Grade Income, and Hawaii Municipal Bond Funds for Federal income tax purposes at December 31, 2005 were as follows:

                    Large Cap     Strategic        Tax       High Grade      Hawaii
                     Growth        Growth        Managed       Income       Municipal
                      Fund         Fund        Equity Fund      Fund        Bond Fund
                      (000)        (000)          (000)         (000)         (000)
                    ---------     ---------    -----------    ---------     ---------
Federal Tax Cost    $  91,697     $ 102,488     $  27,140     $ 177,835     $ 168,752
                    ---------     ---------     ---------     ---------     ---------
Gross
   Unrealized
   Appreciation        10,967        25,100         7,203         2,944         5,918
Gross
   Unrealized
   Depreciation        (4,559)       (2,242)         (375)       (2,136)         (395)
                    ---------     ---------     ---------     ---------     ---------
Net
   Unrealized
   Appreciation     $   6,408     $  22,858     $   6,828     $     808     $   5,523
                    =========     =========     =========     =========     =========


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BISHOP STREET FUNDS
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8. RISK

      The Hawaii Municipal Bond Fund invests primarily in debt instruments in the state of Hawaii. The issuers' ability to meet their obligations may be affected by economic developments in that state.
      In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

9. OTHER

      At December 31, 2005, the percentage of total shares outstanding held by shareholders for each Fund, which comprised of an omnibus account that was held on behalf of several individual shareholders, was as follows:

                                                 Number of      % of Outstanding
                                                Shareholders        Shares
                                                ------------    ----------------
Equity Fund, Class I Shares                          1                 84.92%
Strategic Growth Fund, Class I Shares                1                 92.55
Tax Managed Equity Fund, Class I Shares              1                 90.79
High Grade Income Fund, Class I Shares               1                 86.34
Hawaii Municipal Bond Fund, Class I Shares           1                 90.45
Hawaii Municipal Bond Fund, Class A Shares           1                 12.92
Money Market Fund, Class I Shares                    1                 95.24
Money Market Fund, Class A Shares                    1                 99.93
Treasury Money Market Fund, Class I Shares           1                 99.82


Bishop Street Funds                    74

BISHOP STREET FUNDS
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Bishop Street Funds:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Large Cap Growth (formerly Equity), Strategic Growth, Tax Managed Equity, High Grade Income, Hawaii Municipal Bond, Money Market and Treasury Money Market Funds (constituting Bishop Street Funds, hereafter referred to as the "Funds") at December 31, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 17, 2006


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BISHOP STREET FUNDS
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DISCLOSURE OF FUND EXPENSES (UNAUDITED)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund's gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the mutual fund's average net assets; this percentage is known as the mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund's costs in two ways:

o ACTUAL FUND RETURN. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the "Ending Account Value" number is derived from deducting that expense cost from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under "Expenses Paid During Period."

o HYPOTHETICAL 5% RETURN. This section helps you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund's comparative cost by comparing the hypothetical result for your Fund in the "Expenses Paid During Period" column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes -- NOT your Fund's actual return -- the account values shown may not apply to your specific investment.


Bishop Street Funds                    76

BISHOP STREET FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                              Beginning      Ending                      Expenses
                                               Account       Account       Annualized      Paid
                                                Value         Value          Expense      During
                                               7/1/05       12/31/05         Ratios       Period*
--------------------------------------------------------------------------------------------------
LARGE CAP GROWTH FUND -- CLASS I
--------------------------------------------------------------------------------------------------
   ACTUAL FUND RETURN                         $1,000.00     $1,052.00        1.00%         $5.17
   HYPOTHETICAL 5% RETURN                     $1,000.00      1,020.16        1.00%          5.09
--------------------------------------------------------------------------------------------------
STRATEGIC GROWTH FUND -- CLASS I
--------------------------------------------------------------------------------------------------
   ACTUAL FUND RETURN                         $1,000.00     $1,124.70        1.09%         $5.84
   HYPOTHETICAL 5% RETURN                      1,000.00      1,019.71        1.09%          5.55
--------------------------------------------------------------------------------------------------
TAX MANAGED EQUITY FUND -- CLASS I
--------------------------------------------------------------------------------------------------
   ACTUAL FUND RETURN                         $1,000.00     $1,042.10        1.00%         $5.15
   HYPOTHETICAL 5% RETURN                      1,000.00      1,020.16        1.00%          5.09
--------------------------------------------------------------------------------------------------
HIGH GRADE INCOME FUND -- CLASS I
--------------------------------------------------------------------------------------------------
   ACTUAL FUND RETURN                         $1,000.00     $  992.50        0.76%         $3.82
   HYPOTHETICAL 5% RETURN                      1,000.00      1,021.37        0.76%          3.87
--------------------------------------------------------------------------------------------------
HAWAII MUNICIPAL BOND FUND -- CLASS I
--------------------------------------------------------------------------------------------------
   ACTUAL FUND RETURN                         $1,000.00     $1,004.10        0.55%         $2.78
   HYPOTHETICAL 5% RETURN                      1,000.00      1,022.43        0.55%          2.80
--------------------------------------------------------------------------------------------------
HAWAII MUNICIPAL BOND FUND -- CLASS A
--------------------------------------------------------------------------------------------------
   ACTUAL FUND RETURN                         $1,000.00     $1,002.80        0.80%         $4.04
   HYPOTHETICAL 5% RETURN                      1,000.00      1,021.17        0.80%          4.08
--------------------------------------------------------------------------------------------------
MONEY MARKET FUND -- CLASS I
--------------------------------------------------------------------------------------------------
   ACTUAL FUND RETURN                         $1,000.00     $1,016.50        0.50%         $2.54
   HYPOTHETICAL 5% RETURN                      1,000.00      1,022.68        0.50%          2.55
--------------------------------------------------------------------------------------------------
MONEY MARKET FUND -- CLASS A
--------------------------------------------------------------------------------------------------
   ACTUAL FUND RETURN                         $1,000.00     $1,015.30        0.75%         $3.81
   HYPOTHETICAL 5% RETURN                      1,000.00      1,021.42        0.75%          3.82
--------------------------------------------------------------------------------------------------
TREASURY MONEY MARKET FUND -- CLASS I
--------------------------------------------------------------------------------------------------
   ACTUAL FUND RETURN                         $1,000.00     $1,015.30        0.44%         $2.24
   HYPOTHETICAL 5% RETURN                      1,000.00      1,022.99        0.44%          2.24
--------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


December 31, 2005                      77              www.bishopstreetfunds.com

BISHOP STREET FUNDS
--------------------------------------------------------------------------------
NOTICE TO SHAREHOLDERS OF BISHOP STREET FUNDS (UNAUDITED)

      For shareholders that do not have a December 31, 2005 taxable year end, this notice is for informational purposes only. For shareholders with a December 31, 2005 tax year end, please consult your tax advisor as to the pertinence of this notice.



                            (A)             (B)             (C)
                         LONG TERM      SHORT TERM     NET INVESTMENT      (D)
                       CAPITAL GAINS   CAPITAL GAINS       INCOME          TAX
                       DISTRIBUTIONS   DISTRIBUTIONS   DISTRIBUTIONS     EXEMPT
FUND                    (TAX BASIS)     (TAX BASIS)     (TAX BASIS)     INTEREST
----                   -------------   -------------   --------------   --------
Large Cap Growth             0%              0%             100%           0%
Strategic Growth           100%              0%               0%           0%
Tax Managed Equity          14%              0%              86%           0%
High Grade Income            6%             12%              82%           0%
Hawaii Municipal Bond       17%              0%               0%          83%
Money Market                 0%              0%             100%           0%
Treasury Money Market        0%              0%             100%           0%

(1) QUALIFYING DIVIDENDS REPRESENT DIVIDENDS WHICH QUALIFY FOR THE CORPORATE DIVIDENDS RECEIVED DEDUCTION. THIS AMOUNT IS REFLECTED AS A PERCENTAGE OF TOTAL ORDINARY INCOME DISTRIBUTIONS (THE TOTAL OF SHORT-TERM CAPITAL GAIN AND NET INVESTMENT INCOME DISTRIBUTIONS.
(2) THE PERCENTAGE IN THIS COLUMN REPRESENTS THE AMOUNT OF "QUALIFYING DIVIDEND INCOME" AS REQUIRED BY THE JOBS AND GROWTH TAX RELIEF RECONCILIATION ACT OF 2003 AND IS REFLECTED AS A PERCENTAGE OF "ORDINARY INCOME DISTRIBUTIONS" (THE TOTAL OF SHORT TERM CAPITAL GAIN AND NET INVESTMENT INCOME DISTRIBUTIONS). IT IS THE INTENTION OF THE FUND TO DESIGNATE THE MAXIMUM AMOUNT PERMITTED BY THE LAW.
(3) "U.S. GOVERNMENT INTEREST" REPRESENTS THE AMOUNT OF INTEREST THAT WAS DERIVED FROM DIRECT U.S. GOVERNMENT OBLIGATIONS AND DISTRIBUTED DURING THE FISCAL YEAR. THIS AMOUNT IS REFLECTED AS A PERCENTAGE OF TOTAL ORDINARY INCOME DISTRIBUTIONS (THE TOTAL OF SHORT TERM CAPITAL GAIN AND NET INVESTMENT INCOME DISTRIBUTIONS). GENERALLY, INTEREST FROM DIRECT U.S. GOVERNMENT OBLIGATIONS IS EXEMPT FROM STATE INCOME TAX. HOWEVER, FOR RESIDENTS OF CALIFORNIA, CONNECTICUT AND NEW YORK, THE STATUTORY THRESHHOLD REQUIREMENTS WERE NOT SATISFIED TO PERMIT EXEMPTION OF THESE AMOUNTS FROM STATE INCOME.


Bishop Street Funds                    78

--------------------------------------------------------------------------------



For the fiscal year ended December 31, 2005, each Fund has designated the following items with regard to distributions paid during the year:

                     (F)
                  DIVIDENDS
                  QUALIFYING
     (E)             FOR                                                        (J)
  (A+B+C+D)       CORPORATE         (G)            (H)            (I)        QUALIFIED
    TOTAL         DIVIDENDS      QUALIFYING        U.S.        QUALIFIED     SHORT-TERM
DISTRIBUTIONS     RECEIVABLE      DIVIDEND      GOVERNMENT      INTEREST      CAPITAL
 (TAX BASIS)     DEDUCTION(1)    INCOME(2)     INTEREST (3)    INCOME (4)     GAIN (5)
---------------------------------------------------------------------------------------
    100%            100%            100%            0%               3%          0%
    100%              0%              0%            0%               0%          0%
    100%            100%            100%            0%               4%          0%
    100%              0%              0%           30%              91%         79%
    100%              0%              0%            0%              95%          0%
    100%              0%              0%            5%              95%          0%
    100%              0%              0%           69%              95%          0%

(4) THE PERCENTAGE IN THIS COLUMN REPRESENTS THE AMOUNT OF "QUALIFYING INTEREST INCOME" AS CREATED BY THE AMERICAN JOBS CREATION ACT OF 2004 AND IS A PERCENTAGE OF NET INVESTMENT INCOME THAT IS EXEMPT FROM U.S. WITHHOLDING TAX WHEN PAID TO FOREIGN INVESTORS.
(5) THE PERCENTAGE IN THIS COLUMN REPRESENTS THE AMOUNT OF "QUALIFYING SHORT-TERM CAPITAL GAIN" AS CREATED BY THE AMERICAN JOBS CREATION ACT OF 2004 AND IS REFLECTED AS A PERCENTAGE OF SHORT-TERM CAPITAL GAIN DISTRIBUTIONS THAT IS EXEMPT FROM U.S. WITHHOLDING TAX WHEN PAID TO FOREIGN INVESTORS.
* ITEMS (A), (B), (C) AND (D) ARE BASED ON THE PERCENTAGE OF EACH FUND'S TOTAL DISTRIBUTION.


December 31, 2005                      79              www.bishopstreetfunds.com

BISHOP STREET FUNDS
--------------------------------------------------------------------------------

BOARD OF TRUSTEES AND OFFICERS

The following table lists the Trustees and Officers as of February 17, 2006.

                                                                             TERM OF
                                                   POSITION                OFFICE AND
                  PERSONAL                       HELD WITH THE              LENGTH OF
                  INFORMATION(1)                    COMPANY              TIME SERVED(2)
-----------------------------------------     -------------------      -------------------
INDEPENDENT BOARD MEMBERS

[PHOTO OMITTED]   MR. MARTIN ANDERSON               Trustee                Since 1994
                  82

[PHOTO OMITTED]   MR. PETER F. SANSEVERO            Trustee                Since 1999
                  72

[PHOTO OMITTED]   MR. MANUEL R. SYLVESTER           Trustee                Since 1994
                  75

[PHOTO OMITTED]   DR. JOYCE S. TSUNODA              Trustee                Since 1994
                  67


Bishop Street Funds                    80

                                                                     (UNAUDITED)

--------------------------------------------------------------------------------

                                                                  NUMBER OF
                                                                PORTFOLIOS IN
                                                                BISHOP STREET                      OTHER
                                                                FUNDS COMPLEX                  DIRECTORSHIPS
                  PRINCIPAL OCCUPATION(S)                        OVERSEEN BY                      HELD BY
                    DURING PAST 5 YEARS                        BOARD MEMBER(3)                BOARD MEMBER(4)
----------------------------------------------------------     ---------------              ---------------------
PARTNER -- Goodsill, Anderson, Quinn & Stifel since 1951              7                            None



REGIONAL DIRECTOR OF THE NORTHWESTERN REGION AND                      7                            None
FIRST VICE PRESIDENT -- Merrill Lynch (1958-1997)



RETIRED SINCE 1992                                                    7                            None



EMERITUS CHANCELLOR FOR THE COMMUNITY COLLEGES --                     7                            None
University of Hawaii since October 2003
DISTINGUISHED VISITING SCHOLAR--East-West Center since
January 2004
VICE PRESIDENT FOR INTERNATIONAL EDUCATION -- University
of Hawaii System (2003-2004)
CHANCELLOR FOR COMMUNITY COLLEGES -- University of Hawaii
(1983-2003)
SENIOR VICE PRESIDENT -- University of Hawaii (1989-2003)


December 31, 2005                      81              www.bishopstreetfunds.com

BISHOP STREET FUNDS
--------------------------------------------------------------------------------

BOARD OF TRUSTEES AND OFFICERS

                                                                             TERM OF
                                                  POSITION(S)              OFFICE AND
                  PERSONAL                       HELD WITH THE              LENGTH OF
                  INFORMATION(1)                    COMPANY               TIME SERVED(2)
-----------------------------------------     -------------------      -------------------
INTERESTED BOARD MEMBERS(5)

[PHOTO OMITTED]   MR. PHILLIP H. CHING              Trustee                Since 1994
                  74

                                                   President
                                                      and
[PHOTO OMITTED]   MR. ROBERT A. NESHER            Chairman of              Since 1998
                  59                               the Board
                                                  of Trustees

[PHOTO OMITTED]   MR. JOHN K. TSUI                  Trustee                Since 2004
                  67

OFFICERS
                  Michael Lawson                   Treasurer               Since 2005
                  45                            and Controller

                  Philip T. Masterson           Vice President                  1
                  41                             and Secretary


Bishop Street Funds                    82

                                                                     (UNAUDITED)

--------------------------------------------------------------------------------

                                                                  NUMBER OF
                                                                PORTFOLIOS IN
                                                                BISHOP STREET                      OTHER
                                                                FUNDS COMPLEX                  DIRECTORSHIPS
                 PRINCIPAL OCCUPATION(S)                         OVERSEEN BY                      HELD BY
                   DURING PAST 5 YEARS                         BOARD MEMBER(3)                BOARD MEMBER(4)
----------------------------------------------------------     ---------------   -----------------------------------------
RETIRED SINCE 1996                                                    7                           None
VICE CHAIRMAN -- First Hawaiian Bank (1968-1996)

                                                                                 TRUSTEE OF: THE ADVISORS' INNER CIRCLE
                                                                                 FUND, THE ADVISORS' INNER CIRCLE FUND II,
CURRENTLY PERFORMS VARIOUS SERVICES ON BEHALF OF                      7          SEI ASSET ALLOCATION TRUST, SEI DAILY
SEI INVESTMENTS FOR WHICH MR. NESHER IS COMPENSATED.                             INCOME TRUST, SEI INDEX FUNDS,
EXECUTIVE VICE PRESIDENT -- SEI Investments (1986-1994)                          SEI INSTITUTIONAL INVESTMENTS TRUST,
DIRECTOR AND EXECUTIVE VICE PRESIDENT OF THE ADMINISTRATOR                       SEI INSTITUTIONAL MANAGED TRUST,
AND THE DISTRIBUTOR (1981-1994)                                                  SEI INSTITUTIONAL INTERNATIONAL TRUST,
                                                                                 SEI LIQUID ASSET TRUST
                                                                                 AND SEI TAX EXEMPT TRUST.

CHAIRMAN -- Towne Development of Hawaii since                         7                            None
2003. DIRECTOR -- First Hawaiian Bank since 1994.
DIRECTOR -- Bank of the West since 2000. DIRECTOR --
BancWest Corporation since 1998. PRESIDENT -- CHIEF
OPERATING OFFICER -- First Hawaiian Bank (1994-2002).
VICE CHAIRMAN -- CHIEF CREDIT OFFICER, BANKWEST
Corporation (1998-2002).

Director, SEI Investments, Fund Accounting                           N/A                            N/A
(2005-present); Manager, SEI Investments
AVP (1995-2005).

Employed by SEI Investments since 2004. General                      N/A                            N/A
counsel, CITCO Mutual Fund Services (2003-
2004); Vice President and Associate Counsel,
Oppenheimer Funds (1998-2003).


December 31, 2005                      83              www.bishopstreetfunds.com

BISHOP STREET FUNDS
--------------------------------------------------------------------------------

                                                                             TERM OF
                                                  POSITION(S)              OFFICE AND
                  PERSONAL                       HELD WITH THE              LENGTH OF
                  INFORMATION(1)                    COMPANY              TIME SERVED(2)
-----------------------------------------     -------------------      -------------------
                  James Ndiaye                Vice President and       Since February 2005
                  38                          Assistant Secretary

                  Sofia A. Rosala             Vice President and       Since February 2005
                  32                          Assistant Secretary

                  Timothy D. Barto            Vice President and                4
                  37                          Assistant Secretary

                  Michael T. Pang             Vice President and       Since February 2005
                  33                          Assistant Secretary

                  Ryan S. Ushijima                   Chief                      1
                  49                              Compliance
                                                    Officer

                  Lori Foo                    Vice President and                3
                  48                          Assistant Secretary

(1) EACH TRUSTEE MAY BE CONTACTED BY WRITING TO THE TRUSTEE C/O BISHOP STREET FUNDS, PO BOX 3708, HONOLULU, HI 96811. EACH OFFICER MAY BE CONTACTED BY WRITING TO THE OFFICER C/O SEI INVESTMENTS, ONE FREEDOM VALLEY DRIVE, OAKS, PA 19456.
(2) EACH TRUSTEE SHALL HOLD OFFICE DURING THE LIFETIME OF THIS TRUST UNTIL THE ELECTION AND QUALIFICATION OF HIS OR HER SUCCESSOR, OR UNTIL HE OR SHE SOONER DIES, RESIGNS OR IS REMOVED IN ACCORDANCE WITH THE TRUST'S DECLARATION OF TRUST.
(3) THE "BISHOP STREET FUNDS COMPLEX" CONSISTS OF ALL REGISTERED INVESTMENT COMPANIES FOR WHICH BISHOP STREET CAPITAL MANAGEMENT SERVES AS INVESTMENT ADVISER. AS OF DECEMBER 31, 2005, THE BISHOP STREET FUNDS COMPLEX CONSISTED OF 7 FUNDS.


Bishop Street Funds                    84

                                                                     (UNAUDITED)

--------------------------------------------------------------------------------

                                                                  NUMBER OF
                                                                PORTFOLIOS IN
                                                                BISHOP STREET                      OTHER
                                                                FUNDS COMPLEX                  DIRECTORSHIPS
                 PRINCIPAL OCCUPATION(S)                         OVERSEEN BY                      HELD BY
                   DURING PAST 5 YEARS                         BOARD MEMBER(3)                BOARD MEMBER(4)
----------------------------------------------------------     ---------------               ------------------
Employed by SEI Investments since 2004. Vice                         N/A                            N/A
President, Deutsche Asset Management (2003-
2004); Associate, Morgan, Lewis & Bockius LLP
(2000-2003); Assistant Vice President, ING
Variable Annuities Group (1999-2000).

Compliance Officer of SEI Investments                                N/A                            N/A
since September 2001. Account and Product
Consultant, SEI Private Trust Company
(1998-2001).

Vice President and Assistant Secretary of SEI                        N/A                            N/A
Investments Global Funds Services since 1999;
Associate, Dechert (1997-1999).

Employed by SEI Investments since January 2005.                      N/A                            N/A
Counsel, Caledonian Bank and Trust's Mutual Funds
Group in 2004; Counsel, Permal Asset Management
(2001-2004); Associate, Schulte, Roth and Zabel's
Investment Management Group (2000-2001).

Chief Compliance Officer of Bishop Street Funds;                     N/A                            N/A
Commissioner of Securities, Department of
Commerce and Consumer Affairs, State of Hawaii
(1998-2004).

Assistant Vice President of First Hawaiian Bank                      N/A                            N/A
since 2000; Employed by First Hawaiian Bank
since 1994.

(4) DIRECTORSHIPS OF COMPANIES ARE REQUIRED TO REPORT TO THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES EXCHANGE ACT OF 1934 (I.E., "PUBLIC COMPANIES") OR OTHER INVESTMENT COMPANIES REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.
(5) MESSRS. CHING, NESHER AND TSUI ARE TRUSTEES WHO MAY BE DEEMED TO BE AN "INTERESTED PERSON" OF THE TRUST, AS THAT TERM IS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

FOR MORE INFORMATION REGARDING THE TRUSTEES AND OFFICERS, PLEASE REFER TO THE STATEMENT OF ADDITIONAL INFORMATION, WHICH IS AVAILABLE UPON REQUEST BY CALLING 1-800-262-9565.


December 31, 2005                      85              www.bishopstreetfunds.com

BISHOP STREET FUNDS
--------------------------------------------------------------------------------
SHAREHOLDER VOTING RESULTS (UNAUDITED)

At a special meeting held on August 15, 2005, the shareholders of the Bishop Street Funds voted on the proposal listed below.

Proposal: To approve the new investment sub-advisory agreement between the Trust, on behalf of the Funds, Bishop Street Capital Management, and Fischer Francis Trees & Watts, Inc.

The results of the voting were as follows:

                           TREASURY MONEY MARKET FUND

                                               % OF
                         NUMBER             OUTSTANDING         % OF SHARES
                        OF SHARES              SHARES              VOTED
                     ---------------        -----------         -----------
Affirmative          140,753,432.000             55.037%             99.961%
Against                        0.000              0.000%              0.000%
Abstain                   54,966.000              0.021%              0.039%

TOTAL                140,808,398.000             55.058%            100.000%


Record Total         255,743,563.690
Voted Shares         140,808,398.000
Percent Voted                 55.058%

                                MONEY MARKET FUND

                                               % OF
                         NUMBER             OUTSTANDING         % OF SHARES
                        OF SHARES             SHARES               VOTED
                     ---------------        -----------         -----------
Affirmative          120,280,730.000             64.348%             98.293%
Against                   11,692.000              0.006%              0.010%
Abstain                2,077,034.000              1.111%              1.697%

TOTAL                122,369,456.000             65.465%            100.000%


Record Total         186,922,125.776
Voted Shares         122,369,456.000
Percent Voted                 65.465%


Bishop Street Funds                    86

                                      NOTES

                                      NOTES

--------------------------------------------------------------------------------

                               [GRAPHIC OMMITED]

      INVESTMENT ADVISER
      BISHOP STREET CAPITAL MANAGEMENT
      HONOLULU, HI 96813

      ADMINISTRATOR
      SEI INVESTMENTS GLOBAL FUNDS SERVICES
      OAKS, PA 19456

      DISTRIBUTOR
      SEI INVESTMENTS DISTRIBUTION CO.
      OAKS, PA 19456

      TRANSFER AGENT
      DST SYSTEMS, INC.
      KANSAS CITY, MO 64121

      CUSTODIAN
      UNION BANK OF CALIFORNIA, N.A.
      SAN FRANCISCO, CA 94101

      LEGAL COUNSEL
      MORGAN, LEWIS & BOCKIUS LLP
      PHILADELPHIA, PA 19103

      INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
      PRICEWATERHOUSECOOPERS LLP
      PHILADELPHIA, PA 19103

                                     [LOGO]
                                     BISHOP
                                     STREET
                                     FUNDS

      FOR MORE INFORMATION ABOUT BISHOP STREET FUNDS, CALL 1-800-262-9565
                         OR YOUR INVESTMENT SPECIALIST
                  VISIT US ONLINE AT WWW.BISHOPSTREETFUNDS.COM

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[LOGO]
BISHOP                                  BISHOP STREET FUNDS
STREET                                  P.O. BOX 3708
FUNDS                                   HONOLULU, HI 96811

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF BISHOP STREET FUNDS' SHAREHOLDERS. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

SHARES OF BISHOP STREET FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY FIRST HAWAIIAN BANK OR ANY OF ITS AFFILIATES. SUCH SHARES ARE ALSO NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENT IN SHARES OF MUTUAL FUNDS INVOLVES RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THE BISHOP STREET FUNDS ARE DISTRIBUTED BY SEI INVESTMENTS DISTRIBUTION CO., WHICH IS NOT AFFILIATED WITH FIRST HAWAIIAN BANK, BANK OF THE WEST OR BANCWEST CORPORATION. BANCWEST CORPORATION IS A WHOLLY-OWNED SUBSIDIARY OF BNP PARIBAS.

BSF-AR-006-1100

--------------------------------------------------------------------------------

ITEM 2.   CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial expert is Manuel R. Sylvester and is independent as defined in Form N-CSR Item 3 (a) (2).

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees billed by PricewaterhouseCoopers (PwC LLP) Related to the Trust

PwC LLP billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:


------------------ ----------------------------------------------------- -----------------------------------------------------
                                           2005                                                   2004
------------------ ----------------------------------------------------- -----------------------------------------------------
                   All fees and      All fees and      All other fees    All fees and      All fees and      All other fees
                   services to the   services to       and services to   services to the   services to       and services to
                   Trust that were   service           service           Trust that were   service           service
                   pre-approved      affiliates that   affiliates that   pre-approved      affiliates that   affiliates that
                                     were              did not require                     were              did not require
                                     pre-approved      pre-approval                        pre-approved      pre-approval
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(a)     Audit          $104,100            N/A               N/A             $98,200             N/A               N/A
        Fees(1)

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(b)     Audit-           N/A               N/A               N/A               N/A               N/A               N/A
        Related
        Fees
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(c)     Tax              N/A               N/A               N/A               N/A               N/A               N/A
        Fees

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(d)     All              N/A               N/A               N/A               N/A               N/A               N/A
        Other
        Fees
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------

Notes:
    (1) Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1)    Not applicable.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

            ------------------------- ----------------- ----------------
                                             2005             2004
            ------------------------- ----------------- ----------------
             Audit-Related Fees              N/A               N/A

            ------------------------- ----------------- ----------------
             Tax Fees                        N/A               N/A

            ------------------------- ----------------- ----------------
             All Other Fees                  N/A               N/A

            ------------------------- ----------------- ----------------


(f)       Not applicable.

(g) The aggregate non-audit fees and services billed by PwC LLP for the last two fiscal years were $0 and $0 for 2005 and 2004, respectively.

(h)       Not Applicable.


ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end management investment companies.

ITEM 6.   SCHEDULE OF INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrants internal control over financial reporting.

ITEMS 12. EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.


--------------------------------------------------------------------------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                 Bishop Street Funds


By (Signature and Title)*                    /s/ Robert A. Nesher
                                             ------------------------
                                             Robert A. Nesher
                                             President

Date: March 6, 2006




Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


(Registrant)                                 Bishop Street Funds


By (Signature and Title)*                    /s/ Robert A. Nesher
                                             ------------------------
                                             Robert A. Nesher
                                             President

Date: March 6, 2006


By (Signature and Title)*                    /s/ Michael Lawson
                                             ------------------------
                                             Michael Lawson
                                             Treasurer and Controller
Date: March 6, 2006
*   Print the name and title of each signing officer under his or her signature.